UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

DIGIMARC CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Notice of 2022 Annual Meeting of Shareholders & Proxy Statement

DIGIMARC

May 13, 2022

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Notice of 2022 Annual Meeting of Shareholders & Proxy Statement

Digimarc's Commitment to ESG Integration

Digimarc is committed to sustainable value creation, transparency, and alignment with ESG best practices. Several of the topics contained in this Notice of 2022 Annual Meeting of Shareholders & Proxy Statement directly address the 'G' in ESG. Our Annual Meeting of Shareholders gives you the opportunity to contribute to the strength of our Governance, which forms the foundation for responsibly managing our environmental and social impacts. Therefore, we preface this document by summarizing our ESG strategy and introducing our approach to ESG reporting.

Our Purpose:

We illuminate a product's journey to provide trusted intelligence and promote a prosperous, safer, and more sustainable world.

Everything we do, including our dedication to implementing a comprehensive ESG strategy, and every interaction with our stakeholders is rooted in our Purpose. Our technology is uniquely positioned to help our industry and others solve important problems. Our Purpose captures the important contribution Digimarc makes to advancing a prosperous, safer, and more sustainable ecosystem.

The culture at Digimarc is critically important to our success in this regard. Our company Values outline the key behaviors that ensure we are swiftly and effectively achieving our Purpose. We expect all our people to embody our Values by being Courageous, Collaborative, and Curious.

Digimarc Values		
Courageous	**Collaborative**	**Curious**
We innovate with integrity	**We're stronger together**	**We listen and look forward**
Challenge each other and do the right thing – even when it's difficult – to deliver wins for our customers.	Embrace diverse perspectives and harness our collective talent to realize our full potential.	Think differently and seek out opportunities for growth to exceed our stakeholders' expectations.

digimarc.com

Notice of 2022 Annual Meeting of Shareholders & Proxy Statement

OUR VALUES

Why ESG is important to us

ESG is an integral element of Digimarc's strategy, covering the key areas of our organization's impacts on the world around us (impacts outwards), as well as environmental, social, and governance risks or opportunities that have an impact on our business (impacts inwards).

Our approach is grounded in the firm belief that managing our ESG impacts helps us to be responsible stewards of our resources, innovate, mitigate risk, and differentiate Digimarc from its competitors. This supports our ability to create value over the long term and perform for our shareholders and other key stakeholders.

Our Material ESG Impacts

We proactively manage our ESG impacts across **People**, **Product**, and **Planet**, the three pillars of Digimarc's ESG Framework. Our responsible management of **Governance** topics forms the foundation.

In 2021, Digimarc invested in ESG as an integrated element of its strategy and operations. We added the VP, ESG Engagement & Corporate Communications to our executive management team. The Board Governance, Nominating, and Sustainability (GNS) Committee exercises formal oversight and receives quarterly reporting on ESG. The newly formed ESG & Corporate Communications team began building on our history of commitment to sustainability and social responsibility by conducting a structured ESG materiality assessment and engaging with and delivering for our key stakeholders. This assessment identified Digimarc's material ESG impacts, based on a stakeholder mapping and the globally recognized standards published by the Sustainability Accounting Standards Board (SASB).

Some of the most prominent ESG impacts we identified are the following:

People	Product	Planet
Human Capital Management Diversity, Equity, and Inclusion Community Relations Human Rights	Design & Lifecycle Management Responsible Marketing Customer Privacy Business Model Resilience	Climate Change Management Ecological Impacts Energy, Water, and Waste
Governance		

Digimarc's ESG Framework and main ESG impacts

digimarc.com

Notice of 2022 Annual Meeting of Shareholders & Proxy Statement

Governance of ESG

Digimarc's governance structure supports ESG integration at all levels of the organization, as demonstrated in Figure 1.

Management of material ESG impacts across People, Product, and Planet is integrated throughout the organization. Accountability and responsibility for impacts lies with functional leads and relevant subject-matter experts, who act as Impact Owners and Impact Managers, respectively. This approach allows effective incorporation of ESG considerations into our strategic decisions, policies, and processes. The ESG & Corporate Communications team plays a coordinating role, supporting Impact Owners and Managers and reporting on progress to stakeholders.

Board of Directors
Governance, Nominating, and Sustainability (GNS) Committee has formal ESG oversight
Executive Management
VP, ESG Engagement & Corporate Communications represents ESG; Executives act as Impact Owners
Organization
Functional leads and SMEs throughout organization act as Impact Managers and are responsible for ESG integration

Digimarc's Governance of ESG

Transparency on ESG

In the first half of 2022, Digimarc will launch its inaugural annual ESG Impact Report, communicating our progress over 2021 to all stakeholders. The report will align with industry standards, most notably those published by the Sustainability Accounting Standards Board (SASB). The ESG Impact Report will also address our company's main contributions to the UN Sustainable Development Goals (SDGs).

Furthermore, Digimarc is taking a leadership role by participating in the Early Adopter Program of the UN Global Compact's updated annual Communication on Progress (COP). By participating in the Program, Digimarc will publish its responses to the new COP questionnaire by May 31, 2022, one year earlier than required. The new COP will give stakeholders a measurable and consistent picture of how Digimarc implements the Ten Principles of the UN Global Compact and provide a useful benchmark for continuous improvement. We will use this opportunity to provide actionable feedback to the UN Global Compact on the development of its COP and related systems, playing our part in contributing to a useful and impactful universal disclosure standard.

Finally, Digimarc's ESG and sustainable value creation strategy is the focus of a recent research report published by Edison Investment Research. Digimarc commissioned the report to enhance transparency on our ESG performance, and to provide us with a third-party baseline to prioritize improvements. The investor-focused report focuses on forward looking drivers and indicators,

digimarc.com

Notice of 2022 Annual Meeting of Shareholders & Proxy Statement

presenting an ESG score and benchmark along with an in-depth assessment of Digimarc's sustainable value creation potential. Edison's analysis finds Digimarc's ESG performance outpacing its peer group, and the project highlights our commitment to improving transparency towards our stakeholders. The Edison Investment Research ESG Edge Analysis is available on Digimarc's website.

Looking ahead

In 2021, Digimarc redoubled our efforts to integrate ESG into our corporate strategy. We invested in building a solid foundation through a comprehensive materiality assessment, the development of an ESG Framework, and a truly integrated ESG management structure. As we take the next steps on our ESG journey, we are eager to exhibit exemplary transparency towards our stakeholders, beginning with the forthcoming launch of our ESG Impact Report.

Impactful ESG strategies that are effectively integrated into our business do not grow overnight. That is why 2022 will be a year of baselining, prioritization, and goal setting for Digimarc. Each iteration of our annual ESG Impact Report will elaborate on our progress towards these goals across **People, Product, and Planet.**

We kicked off 2022 with the significant acquisition of the Product Cloud company EVRYTHNG Ltd. A key area of focus will be integrating our new colleagues into our ESG governance structures, ensuring that ESG spans our global footprint. As our company grows and transforms as a result of this acquisition, we remain committed to monitoring our ESG impacts outwards and impacts inwards, managing these responsibly, and continuing our work towards sustainable value creation in the firm conviction that we are better together.

digimarc.com

DIGIMARC CORPORATION

8500 S.W. Creekside Place

Beaverton, Oregon 97008

FORMAL NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 13, 2022

To the Shareholders of Digimarc Corporation:

Annual Meeting Time and Location

Notice is hereby given that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Digimarc Corporation, an Oregon corporation (“Digimarc” or the “Company”), will be held on May 13, 2022, at the headquarters of Digimarc Corporation, 8500 S.W. Creekside Place, Beaverton, Oregon 97008, at 11:00 a.m., local time.

Annual Meeting Agenda

The purposes of the Annual Meeting will be:

1.	Election of Directors. To elect eight directors for a term of one year (Proposal No. 1);
2.

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of KPMG LLP as Digimarc’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 2);

3.	Advisory Vote to Approve Executive Compensation. To approve, by nonbinding vote, the compensation paid to our executive officers (Proposal No. 3); and
4.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors has fixed the close of business on March 16, 2022, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Proxy Material Availability

We are making our proxy materials available to our shareholders over the Internet. You may read, print and download our annual report and proxy statement at the Investor Relations section of our website at www.digimarc.com, on the About, Investors page. On or about March 29, 2022, we will mail our shareholders a notice containing instructions on how to access our 2022 proxy statement and 2021 annual report to shareholders via the Internet and vote online. The notice also provides instruction on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery to receive future annual meeting materials electronically.

We Urge You to Vote

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as directed in the proxy card for the Annual Meeting as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you subsequently decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors,

Robert P. Chamness

Secretary

Beaverton, Oregon

March 29, 2022

Table of Contents to the Proxy Statement for the 2022 Annual Meeting of Shareholders

Formal Notice of Annual Meeting of Shareholders

Table of Contents to the Proxy Statement for the 2022 Annual Meeting of Shareholders. . . . . . . . . . . . . . . . . . . . . . .1

Proxy Statement for the 2022 Annual Meeting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

General Information

Internet Availability of Proxy Materials

How to Vote

Revocability of Proxy

Solicitation

Vote Required: Treatment of Abstentions and Broker Non-Votes

Principal Executive Offices of Digimarc

Report of the Governance, Nominating, and Sustainability Committee of the Board of Directors. . . . . . . . . . . . . . . . .4

Report of the Operation of the Board and Its Committees

Nomination Functions and Processes

Environmental, Social and Governance (“ESG”)/Sustainability Functions and Processes

Corporate Governance Functions and Processes

Director Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

The Director Compensation Program

Summary of the Director Compensation Program

Table of 2021 Director Compensation

Proposal 1: Election of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

Report of the Audit Committee of the Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

Review and Approval of Audited Financial Statements

Other Audit Committee Matters

     Oversight of Risks and Qualified Legal Compliance Committee

     Cybersecurity and Data Protection

     Compliance and Training

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. . . . . . . . . . . . . . . . . . . .25

Appointment of KPMG LLP

Audit and Other Fees Paid to KPMG LLP

Approval of Audit Fees and Pre-Approval Policy

Management Team. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

Executive Officers

Other Key Employees

Report of the Compensation and Talent Management Committee of the Board of Directors. . . . . . . . . . . . . . . . . . . . .29

Determination and Approval of Executive Compensation

Use of Compensation Advisors

Inclusion of a Compensation Discussion and Analysis

Executive Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

Compensation Discussion and Analysis. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

Executive Summary

Our Compensation Process

Our Compensation Program

Other Compensation Practices and Policies

Compensation Paid to Named Executive Officers in 2021 and its Components. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

2021 Summary Compensation Table

2021 Grants of Plan-Awards Table

2021 Outstanding Equity Awards at Year-End Table

2021 Option Exercises and Stock Vesting Table

Potential Payments upon Termination or Change-in-Control

DIGIMARC CORPORATION

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

General Information

The Board of Directors of Digimarc Corporation, an Oregon corporation (“Digimarc,” “Company,” “we” or “our”), is soliciting proxies to be used at the annual meeting of shareholders (the “Annual Meeting”) to be held on May 13, 2022, at 11:00 a.m., local time, at our headquarters, located at 8500 S.W. Creekside Place, Beaverton, Oregon 97008, and any adjournment or postponement of the Annual Meeting. Notice of, and electronic access to, this proxy statement, the form of proxy, and our 2021 annual report to shareholders (which together we refer to as our “proxy materials”) are first being provided to shareholders on or about March 29, 2022. The shares represented by the proxies received, properly marked, dated, executed, and not revoked will be voted at the Annual Meeting by the proxy holders designated on the proxy.

The Board has fixed the close of business on March 16, 2022, as the record date (the “Record Date”) for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, 17,686,607 shares of our common stock, $0.001 par value per share, were outstanding and entitled to vote at the Annual Meeting.

Each outstanding share of common stock on the Record Date is entitled to one vote on all matters. There must be a quorum for the Annual Meeting to be held. The required quorum for the Annual Meeting is a majority of the shares outstanding, present either in person or by proxy. Our Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting.

Internet Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, but even more significantly, will help us reduce waste and our impact on the environment. So please help out by requesting copies by email or using web access. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

How to Vote

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring your proxy card or proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

If you hold shares directly as the shareholder of record, you may vote your shares by following the instructions set forth on the proxy card. If you hold shares beneficially in street name, you may vote your shares by following the instructions set forth in the notice provided by your broker, bank, trust, or other holder of record. In most cases, you may be permitted to submit your voting instructions by mail, by telephone, or via the Internet by following the instructions in the proxy card or voting instruction card. You may access your proxy materials and proxy card online by accessing the www.proxyvote.com website and entering your 12-digit control number found on the notice that you received. The voting procedures are designed to comply with Oregon law, to authenticate the shareholder’s identity, and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

Revocability of Proxy

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by entering a new vote by Internet or by telephone, by delivering a written notice of revocation to the corporate secretary of Digimarc, by submitting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If your shares are held in a stock brokerage account or by a bank or other nominee, you must obtain a legal proxy from your broker or other nominee authorizing you to vote your shares at the Annual Meeting.

Any written notice revoking a proxy should be sent to Digimarc Corporation, Attention: Robert P. Chamness, Executive Vice President, Chief Legal Officer, Compliance Officer, and Corporate Secretary, 8500 S.W. Creekside Place, Beaverton, Oregon 97008, or hand delivered to the Secretary at or before the vote at the Annual Meeting.

Solicitation

Digimarc solicits proxies by mail and by direct contact to eligible shareholders. Besides this solicitation by mail, our directors, officers, and other employees may solicit proxies. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding these materials. Finally, Digimarc has retained the services of Alliance Advisors, a shareholder outreach and proxy solicitation company. Alliance Advisors provides proxy solicitation, investor outreach, regulatory updates, institutional trend analysis, and advisory services. We estimate that the total cost of the services from Alliance Advisors will be $24,000. As in all cases, Digimarc will bear the cost of soliciting proxies.

Vote Required: Treatment of Abstentions and Broker Non-Votes

Abstentions are shares that abstain from voting on a particular matter. Broker non-votes occur when shares are held in “street name” by brokers or nominees who indicate on their proxies that they did not receive voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote those shares on a particular matter. Abstentions and broker non-votes count as being present for purposes of determining whether a quorum of shares is present at a meeting but are not counted for purposes of determining the number of votes cast for or against a proposal.

The following chart describes the proposals to be considered at the meeting, the vote required to elect directors and to adopt each proposal, and the manner in which votes will be counted:

Proposals	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-votes
Election of directors	For or withhold on each nominee.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The eight candidates who receive the greatest number of votes will be elected directors. Under Digimarc's Plurality Plus rule, a Director who does not receive a majority of the votes cast in an uncontested election must submit a resignation to the Board.

			Not counted as votes cast and therefore no effect.	Not counted as votes cast and therefore no effect.
Ratification of selection of KPMG LLP	For, against, or abstain.	The votes cast in favor of the proposal exceed the votes cast opposing the proposal.	Not counted as votes cast and therefore no effect.	Brokers have discretion to vote.
Advisory vote to approve executive compensation	For, against, or abstain.	The votes cast in favor of the proposal exceed the votes cast opposing the proposal.	Not counted as votes cast and therefore no effect.	Not counted as votes cast and therefore no effect.

Principal Executive Offices of Digimarc

Our principal executive offices are located at 8500 S.W. Creekside Place, Beaverton, Oregon 97008.

REPORT OF THE GOVERNANCE, NOMINATING, AND SUSTAINABILITY COMMITTEE OF THE BOARD OF DIRECTORS

The Governance, Nominating, and Sustainability Committee reports as follows:

Report on the Operations of the Board and its Committees

Board of Directors Meetings and Attendance

The Board of Directors had ten formal meetings in 2021, together with a number of informational sessions between meetings. Each director elected at and since the 2021 Annual Meeting of shareholders attended 100% of the aggregate number of meetings of the Board of Directors and of any committee on which they served in 2021. We encourage but do not require director attendance at our Annual Meeting of shareholders. Five of the directors attended Digimarc’s Annual Meeting of shareholders held on May 5, 2021.

Board Leadership and Structure

Alicia Syrett serves as Chair of the Board and is also an independent director. As the Chair of the Board, Ms. Syrett works closely with Mr. McCormack, the Board members and the leadership team, strengthening the Company’s work in and commitment to Environmental, Social, and Governance (ESG) practices, engaging and representing the shareholder community, and addressing new ways to enhance overall Board and Company operations.

Board Independence

The Board of Directors has been, and continues to be, a strong proponent of Board independence. As a result, Digimarc’s corporate governance structures and practices include several additional independent oversight mechanisms. Currently, all of our directors other than the Chief Executive Officer, including each member of the Board’s Audit Committee, Compensation and Talent Management Committee, Governance, Nominating, and Sustainability Committee, and Market Development Committee, are independent directors under the Nasdaq listing rules.

A key development in 2021 was the separation of the roles of Board Chair and the Chief Executive Officer. When Mr. McCormack assumed the role of CEO, Ms. Syrett assumed the role of independent Board Chair. Simultaneously, the role of Lead Director was abolished, unless and until there is no longer an independent Board Chair or if there should be a future combined CEO/Board Chair role.

The Board believes that Digimarc’s corporate governance principles and policies ensure that strong and independent directors will continue to effectively oversee Digimarc’s management and key issues related to long-range business plans, long-range strategic matters and risks, and integrity. The following are keys to independence:

•

The independent directors meet at each regularly scheduled Board meeting, as well as at ad hoc meetings, in an executive session chaired by the Chair of the Board without the Chief Executive Officer or other management present. Board procedures also ensure independence in the following ways:

•

In addition to presiding over these executive sessions, the Chair of the Board serves as the principal liaison between the independent directors and management and determines information to be sent to the Board of Directors, meeting agendas, and meeting schedules.

•	Each director is encouraged to suggest items for the Board agenda and to raise at any Board meeting subjects that are not on the agenda for that meeting.
•

The independent Chair of the Board’s significant, clearly delineated duties and responsibilities are highly effective in providing oversight of management and direct accountability to shareholders by ensuring that the Board’s views and directive are communicated to and understood by management.

•

Our corporate governance principles provide that the Board and all Board committees, including those whose members are exclusively independent directors, may seek financial, legal, or other expert advice from a source independent of management, with funding provided by Digimarc.

Board Committees

The Board of Directors had four standing committees for 2021: an Audit Committee, a Compensation and Talent Management Committee, a Governance, Nominating, and Sustainability Committee, and a Market Development Committee. The current members of these committees are set forth in the following table:

Members of the Board Committees After the Annual Meeting

Non-Employee Directors	Audit	Governance, Nominating, & Sustainability	Compensation and Talent Management	Market Development
Milena Alberti-Perez	Member		Member
Sandeep Dadlani		Member		Member
Katie Kool	Member	Member	Member
Ravi Kumar Singisetti			Member	Member
James T. Richardson	Chair	Member
Alicia Syrett	Member	Chair	Chair	Member
Andrew J. Walter	Member			Chair

Sheela Zemlin, who previously chaired the Compensation and Talent Management Committee and was a member of the Market Development Committee, resigned from the Board of Directors effective January 1, 2022.

The Board’s Role in Risk Oversight

The Role of Management and the Board. Digimarc’s management is responsible for identifying, assessing and managing the material risks facing Digimarc. The Board of Directors performs an important role in the review and oversight of risks, and generally oversees Digimarc’s risk management practices and processes, with a strong emphasis on financial and entity-level controls.

Delegation to Board Committees. The Board has delegated primary oversight of the management of risks to its committees. In particular:

•	financial and accounting risks and information technology security risks, which include risks to the security of our infrastructure and systems, are delegated to the Audit Committee
•	compensation risks, employment policy risks, benefit program risks, and key personnel retention risks are delegated to the Compensation and Talent Management Committee
•

environmental and social risks, governance and compliance risks related to confidential reporting (via a “hotline”), personnel actions, ethics, related-party transactions, conflicts of interests and litigation, and other entity-level risks are delegated to the Governance, Nominating, and Sustainability Committee

•	business strategy, sales, business development, and market risks are delegated to the Market Development Committee

Each of these committees reviews these specific risk areas on a quarterly basis and routinely reports to the Board regarding the committee’s oversight duties and findings.

Routine Reporting and Review Process. To permit the Board and its committees to perform their respective risk-oversight roles, individual members of management who supervise Digimarc’s risk management report directly to the Board or the relevant committee of the Board responsible for overseeing the management of specific risks, as applicable. For this purpose, management has a high degree of access and communication with independent directors. In addition, the Board of Directors oversees and participates annually in a process of risk assessment that is designed to identify the most salient enterprise risks facing Digimarc’s business and to evaluate how the Company’s corporate strategies align with those risks.

Annual Risk Assessment and Review. On an annual basis, the CLO and CFO prepare, and the executive management team reviews a master risk assessment analysis (which provides an aggregate listing of strategic, financial, employee, operational, legal, compliance, internal process, and similar risks) and provide their assessment of the immediacy and intensity of the risks to the Board. The analysis focuses on the various types of risks that can affect the operations and financial performance of the Company. The management team identifies and categorizes the key risks facing the Company and then ranks these risks as to the seriousness and probability that the risks pose, based upon management’s assessment of the risk relative to Digimarc’s operating environment. Taking into consideration Digimarc’s risk controls and mitigation plans, the Board reviews management’s presentation to identify and assess the degree and likelihood of the risks profiled. Having directors who are both knowledgeable about and sensitive to the market and industry risks facing our business ensures that risk is reviewed from multiple alternative vantage points.

This process was overhauled and strengthened in 2021, with a focus on the most material risks and appropriate mitigation responses. The Company also strengthened its review of cybersecurity and data management risks and mitigation.

Finally, the Board oversees organizational structure, policies, and procedures at Digimarc, such as the code of business conduct and other internal policies and guidelines designed to support Digimarc’s corporate governance guidelines and to comply with the laws, rules, and regulations that apply to Digimarc’s business operations. Policies and procedures also allow for the Board to receive information from employees, vendors, and other interested parties. For example, the Board maintains a hotline where employees, vendors, or other interested parties may anonymously report suspected violations of any applicable law by any employee or agent, questionable accounting or auditing matters, or other ethical or legal matters pursuant to these established policies and procedures. The Chair of the Board, the Chair of the Governance, Nominating, and Sustainability Committee, and the Chair of the Audit Committee receive any communication received via this hotline by default (as long as that individual is not named in the action).

Audit Committee

We have a standing Audit Committee of the Board of Directors, consisting of Mr. Richardson (Chair), Ms. Alberti-Perez, Ms. Syrett, and Mr. Walter. Ms. Kool will join the Audit Committee contingent upon her election by the shareholders. The Audit Committee had seven formal meetings and a number of working sessions during 2021, and all members attended each meeting of the Committee during their respective tenures. The Board of Directors has adopted a charter for the Audit Committee, a copy of which is posted on our website, www.digimarc.com, on the About Company, Corporate Governance page.

The committee is responsible for overseeing the quality and integrity of our accounting, auditing, and financial reporting practices, the audits of our financial statements, internal controls over financial reporting, and other duties assigned by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, our processes to manage business and financial risk, and compliance with significant applicable legal, ethical and regulatory requirements.

The committee is also responsible for overseeing risks in the areas of information technology and information security standards and in overseeing the training and testing within those areas.

The committee also serves as our Qualified Legal Compliance Committee.

The committee also is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm engaged to issue an audit report on our financial statements and internal controls over financial reporting or to perform other audit, review, or attestation services for us. The committee is responsible for resolving any disagreements between management and the independent registered public accounting firm regarding financial reporting.

The Board of Directors has determined that each of the members of the Audit Committee:

•	meets the requirements for “independence” set forth in Nasdaq Listing Rules 5605(a)(2) and 5605(c)(2) and applicable SEC rules
•	has the requisite financial sophistication called for by Nasdaq Listing Rule 5605(c)(2)

The Board of Directors also has determined that each of Mr. Richardson, Ms. Alberti-Perez, and Ms. Kool satisfy the requirements for an “audit committee financial expert” in compliance with Item 407(d)(5) of Regulation S-K.

Compensation and Talent Management Committee

We have a standing Compensation and Talent Management Committee, consisting of Ms. Syrett (Chair), Ms. Alberti-Perez, and Mr. Kumar Singisetti. Ms. Kool will join the Compensation and Talent Management Committee contingent upon her election by the shareholders. Ms. Zemlin, who chaired the Committee for most of 2021, resigned from the Board effective January 1, 2022, and Ms. Alberti-Perez and Ms. Kool were elected to serve on the committee. The committee had five formal meetings and a number of working sessions in 2021, and all members attended each meeting of the Committee during their respective tenures. The Compensation and Talent Management Committee has a written charter, a copy of which is available on our website, www.digimarc.com, on the About, Company, Corporate Governance page. The Board of Directors has determined that all members of the Compensation and Talent Management Committee are “independent” as that term is defined in Nasdaq Listing Rules 5605(a)(2) and 5605(d)(2) and “outside” directors in accordance with Internal Revenue Code Section 162(m).

The Compensation and Talent Management Committee has the authority and responsibility to:

•	review, establish and approve, on an annual basis, the compensation of the executive officers of the Company
•	administer our annual and long-term compensation plans
•	review and make recommendations to the Board of Directors with respect to director compensation
•	approve our overall compensation strategy
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review and discuss with management annual compensation matters, if applicable, and recommend to the Board inclusion of a discussion and analysis of compensation in the annual report on Form 10-K and the proxy statement, if applicable

•	create and approve a Compensation and Talent Management Committee Report
•	review and approve compensation agreements and arrangements between us and our executive officers
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perform other duties and functions assigned by the Board of Directors from time to time that are consistent with the Compensation and Talent Management Committee’s charter, our Bylaws, and governing law

The Compensation and Talent Management Committee’s role includes a particular focus on the compensation of our executive officers and non-employee directors and the administration of our equity incentive plans and significant employee benefit programs. The Compensation and Talent Management Committee may, under its charter, delegate any of its responsibilities to subcommittees of the Committee as necessary and appropriate.

During 2022, the name of the Committee was changed to the Compensation and Talent Management Committee, and its Charter was expanded to include responsibility to:

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review and oversee the Company’s human capital management; pay equity initiatives; diversity and inclusion (D&I) programs; policies, programs and processes relating to talent management; retirement plans; and similar policies and programs

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provide oversight of an effective shareholder outreach program, in coordination with the Audit Committee and the Governance, Nominating, and Sustainability Committee, and participate in outreach to shareholders as appropriate

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coordinate with the Audit Committee and the Governance, Nominating, and Sustainability Committee on matters such as stock ownership guidelines, succession planning, compensation recoupment or claw-back provisions, pay equity, and similar policies and programs

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review, propose revisions to, and ensure the accuracy and completeness of the committee report, the Compensation Discussion and Analysis, and the say-on-pay materials in the Company’s proxy statement; report to the Board on the results of the voting on these matters; and consider the implications of and possible improvements to the program for subsequent years.

Governance, Nominating, and Sustainability Committee

We have a standing Governance, Nominating, and Sustainability Committee, consisting of Ms. Syrett (Chair), Mr. Dadlani, and Mr. Richardson. Ms. Kool will join the Committee contingent upon her election by the shareholders. The Governance, Nominating, and Sustainability Committee had five formal meetings and a number of working sessions in 2021, and all members attended each meeting of the Committee during their respective tenures. The Board of Directors has adopted a written charter for the Governance, Nominating, and Sustainability Committee, a copy of which is posted on our website at www.digimarc.com, on the About, Company, Corporate Governance page. The Board of Directors has determined that all members of the Governance, Nominating, and Sustainability Committee are “independent” as that term is defined in Nasdaq Listing Rule 5605(a)(2).

That charter was recently amended to:

•	expand the responsibility of the committee to include sustainability
•	add express delegation of jurisdiction over environmental, social, and governance (ESG) matters
•	add general oversight of policies and programs involving human capital, diversity, and inclusion and shareholder outreach
•	clarify responsibility for director orientation

The Board of Directors has delegated to the Governance, Nominating, and Sustainability Committee the responsibility for:

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the quality and integrity of our corporate governance practices and for optimizing the composition and competence of the Board of Directors and its committees by searching for and recommending individuals for election to the Board of Directors

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the review, monitoring, and general oversight of our policies and procedures involving corporate governance and compliance with significant legal, ethical, and regulatory requirements, which includes monitoring compliance with the Sarbanes-Oxley Act of 2002

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the review, monitoring, and general oversight of other governance laws and regulations, and the development, monitoring, and enforcement of the corporate governance principles applicable to the Company, such as the stock ownership guidelines

•	the structure and evaluation of the Board of Directors and its committees; annual evaluations of the Board and the committees
•	recruitment of individuals to become members of the Board of Directors and evaluating their qualifications under the guidelines described under the “Director Nomination Policy” below
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the Company’s sustainability efforts, including alignment of the Company's policies and practices with the environmental, social, and governance guidelines of governmental and institutional investor constituencies, and the Company’s policies and programs involving human capital and shareholder outreach

•	the performance of other duties and functions as requested by the Board of Directors from time to time consistent with its charter, our Bylaws and governing law

Market Development Committee

We have a standing Market Development Committee, consisting of Mr. Walter (Chair), Mr. Dadlani, Mr. Kumar Singisetti, and Ms. Syrett. The Market Development Committee had two formal meetings and a number of working sessions in 2021, and all members attended each meeting of the Committee during their respective tenures. The Board of Directors has adopted a written charter for the Market Development Committee, a copy of which is posted on our website at www.digimarc.com, on the About, Company, Corporate Governance page. The Board of Directors has determined that all members of the Market Development Committee are “independent” as that term is defined in Nasdaq Listing Rule 5605(a)(2).

The Board of Directors has delegated to the Market Development Committee the responsibility for bringing to bear the market-development expertise of the subject matter experts on the Board of Directors. The Committee is responsible to advise, assist, and inform the Company with regard to all matters concerning the competitive landscape and market development aspects of the Company. It has the authority to retain and terminate any consultants and the authority to approve the related fees and other retention terms of consultants. In the execution of these responsibilities, the Market Development Committee will:

•	focus and utilize the expertise of the subject-matter experts on the Board
•	assist the Company’s management team in strategic planning and market development with respect to strategic customer and partner prospects
•	provide expertise on market segments
•	upon request, review and comment on presentations and approaches to business opportunities
•	periodically review and comment on the activities and performance of the sales, marketing, partner, and similar functions of the Company
•	make introductions and otherwise facilitate the initiation of important relationships between Digimarc and important stakeholders
•	periodically report and present to the Board regarding its activities
•	perform other duties and functions as requested by the Board of Directors from time to time consistent with its charter, our Bylaws and governing law

Nomination Functions and Processes

Director Nomination Policy

The Governance, Nominating, and Sustainability Committee has a formal written policy addressing the nominating process, a copy of which is available on our website at www.digimarc.com, attached as an exhibit to the Governance, Nominating, and Sustainability Committee charter located on the About, Company, Corporate Governance page of the site. Pursuant to its written policy addressing the nominating process:

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The Governance, Nominating, and Sustainability Committee welcomes and encourages recommendations of director candidates from our shareholders and will consider any director candidates recommended by our shareholders, provided that the information regarding director candidates who are recommended is submitted to the Governance, Nominating, and Sustainability Committee in compliance with the terms of its policy. Director candidate recommendations from shareholders must be provided in writing, include prescribed information, and be sent to Digimarc’s Secretary at the address of our principal executive offices.

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In evaluating a potential candidate’s qualifications for nomination to the Board, the Governance, Nominating, and Sustainability Committee will consider the potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board of Directors. As described in more detail below, diversity and inclusion are important elements of the director search criteria. Operational and leadership experience in our strategic areas is another important factor.

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The Governance, Nominating, and Sustainability Committee also reviews annually the skills and characteristics necessary and appropriate for directors in the context of the current composition of the Board of Directors. Directors are expected to devote sufficient time to carry out their duties and responsibilities effectively, ensure that other existing and planned future commitments do not materially interfere with their service as a director, and attend at least 75% of all Board of Directors and applicable committee meetings.

Director Identification and Evaluation Process

The Governance, Nominating, and Sustainability Committee’s process for identifying and evaluating nominees for director, including nominees recommended by shareholders, involves an internal assessment of the qualifications and performance of incumbent members of the Board of Directors, compiling names of potentially eligible candidates, vetting those candidates against the factors described above, conducting background and reference checks, conducting interviews with candidates, meeting to consider and approve final candidates and, as appropriate, preparing and presenting to the Board of Directors an analysis with regard to a candidate. The Governance, Nominating, and Sustainability Committee will identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, will effectively serve the shareholders’ long-term interests and contribute to our overall corporate goals.

There are no differences in the manner in which the Governance, Nominating, and Sustainability Committee evaluates nominees for director positions based on whether the nominee is recommended by a shareholder or identified by the Governance, Nominating, and Sustainability Committee. The committee may, from time to time, pay professional search firms to assist in the identification and evaluation of potential director nominees.

The Role of Diversity in the Nomination Process

The Board, management, and Digimarc organization are committed to fostering diversity, equity, and inclusion at all levels of the Company. As a company committed to innovation and representing diversity in myriad ways, including race, ethnicity, nationality, sex, gender identity, sexual orientation, age, religious beliefs, background, perspectives, tenure, and work style, we believe that diversity is a competitive asset. We believe that diversity in our teams leads to new ideas, helps us solve problems and allows us to better connect with our global customer base. Diversity of our workforce, management, and Board will continue to be priorities as we expand our global presence through the recently completed acquisition of EVRYTHNG Limited, based in the United Kingdom.

In connection with the selection of nominees for director positions, consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. The Board has adopted a formal diversity policy and diversity is a key factor in the recruitment and vetting of new Board members as part of the Board’s commitment to diversity, equity, and inclusion. The Governance, Nominating, and Sustainability Committee Charter explicitly includes the Committee’s responsibility to take a candidates’ contribution to the Board’s desired balance and diversity into account. Digimarc’s Corporate Governance Guidelines further state that candidates to the Board with diverse backgrounds and experience may enhance the quality of the Board, serve the shareholders' long-term interests, and contribute to the Corporation's overall corporate goals.

The Board has also updated and adopted, in recent revisions to the Company’s Corporate Governance Guidelines, the universal corporate policy that decisions involving people are made on the basis of job requirements and individual skills, independent of an individual’s race, color, national origin, gender, gender identity, sexual orientation, marital status, age, religion, military or veteran status, physical or mental disability, or any other status protected by law. There is no tolerance for discrimination of any sort on any protected basis.

The ultimate measure is the success in operationalizing policy through action. By improving the quality of our search efforts, our recent outreach efforts have been successful, as we specifically sought out candidates that could enhance the diversity of our Board of Directors, with a focus on gender and other diversity characteristics. As further set forth in the director nomination section of the proxy, we have elected directors of exceptional qualifications over the past two years, who have already made substantial contributions to Digimarc.

Progress in Recruiting a More Diverse Board

A major initiative has been to refresh the Board of Directors. Only Messrs. Richardson and Walter have been on the Board for more than two years. With respect to the refreshment and diversity of our Board, since the last annual meeting, one director resigned and three new directors were elected, bringing age and experiential diversity to the Board.

As of the Annual Meeting on May 13, 2022, six of the eight directors (75%) will have served two years or fewer, indicating material refreshment. Three members bring diversity of demographic background (37.5%) to the Board, and three members bring gender diversity to the Board (37.5%). Additional candidates are under consideration and may bring additional diversity to the Board.

Members Can Self-identify Gender/Race and Disclose this Information

Directors may self-identify such factors in their D&O Questionnaire responses. While we may include some aggregate disclosures of the demographics and characteristics of the Board members in this proxy statement, we do not intend to provide director-specific details at this time.

Environmental, Social and Governance (“ESG”)/Sustainability Functions and Processes

Key ESG Issues the Board Considers

The Board, and the Governance, Nominating, and Sustainability Committee in particular, have helped Digimarc make significant progress on ESG over the past several years. The 2021 Proxy Statement contained Digimarc’s first ESG Report, outlining many of our ESG priorities. These included minimizing our environmental impact on the planet, fostering employee engagement and diversity, equity, and inclusion at all levels, as well as creating impact through partnerships in global and regional initiatives. This year’s ESG report precedes the publication of our inaugural SASB-compliant ESG Impact Report and reflects the Company’s focus on comprehensive ESG integration throughout the organization. The ESG report introduces the Company’s efforts to identify, manage, and reduce material environmental, social, and governance impacts through a materiality assessment. The ESG Impact Report will elaborate on this process and provide a comprehensive picture of Digimarc’s ESG performance and plans.

Digimarc’s ESG Journey

We have accelerated our environmental and social journey over the past several years, increasing scope, resource allocation and employee engagement each year. These efforts continue to grow rapidly, both internally at Digimarc and in our involvement with global sustainability initiatives, through the investment in a new ESG & Corporate Communications team and the addition of a VP, ESG Engagement & Corporate Communications to the executive management team in 2021.

We made significant progress in 2021 by conducting an ESG materiality assessment and integrating responsibility for managing our ESG impacts with subject-matter experts throughout the organization, thereby seeking to avoid managing ESG in a silo. To guide our next steps, we are embracing key frameworks such as the SASB (Sustainability Accounting Standards Board), the SDGs (Sustainable Development Goals), and the TCFD (Task Force of Climate-related Financial Disclosures) to guide our efforts, set targets, and report on our progress.

Digimarc’s Carbon Footprint

Climate change management is one of the most important Planet ESG impacts we identified as material to our business. Even though Digimarc is a relatively low-carbon footprint business, we recognize the urgency of addressing the climate emergency globally and our responsibility to minimize our climate impact. We have made the most significant progress in minimizing our footprint by purchasing Renewable Energy Credits (RECs) for the entirety of our corporate electricity usage at our headquarters since 2020. As a technology company, our Scope 3 Greenhouse Gas (GHG) emissions are in large part made up of the energy footprint of third-party data centers. Our inaugural ESG Impact Report, to be published in Q2 2022, will disclose key data on this topic. The integration of EVRYTHNG Limited following our completed acquisition in January 2022 will require a more comprehensive GHG inventory exercise to properly measure and manage our emissions, setting the groundwork for a comprehensive climate strategy and we will continue to seek guidance and more closely align with the principles of the TCFD in coming years.

Our Product ESG impacts offer significant opportunities through which we can make a positive contribution to the protection of our environment. Digimarc is the selected technology provider for the Holy-Grail 2.0 initiative, working towards a solution to the global plastics and packaging waste crisis. Benefits of our engagement have included initiatives to improve high-speed sortation in order to better recycle these products and remove them from the waste streams, thereby reducing water contamination, landfill usage and incineration. So far, we believe Holy-Grail 2.0 has demonstrated the viability of our technology for this purpose in semi-industrial trials. More information is available on our website and will be elaborated on in our forthcoming ESG Impact Report.

Ethical Supply Chain and Protection of Basic Human Rights

Digimarc has published a Vendor Code of Conduct designed to help ensure the ethical treatment of workers and the protection of basic human rights, including the right to collective bargaining, freedom from human trafficking, and livable wage and fair contracting provisions. We also perform a corporate values assessment in our analysis of a good supplier/partner relationship. Human Rights impacts have been identified as a material People ESG topic for Digimarc in our materiality assessment, and we are now determining how best to incorporate our ESG processes into the selection and maintenance of our supplier and other relationships.

COVID Response and Effects on Pay Equity

From a human capital management perspective, Digimarc adopted a “safety first” approach to the COVID pandemic, with an emphasis on office safety while in corporate premises, while enabling and encouraging remote working options to the maximum extent possible. With respect to employee health and safety, the Company focused on incorporating all appropriate safety protocols. We also focused on “high touch” support and care for employee needs. With respect to remote working conditions, we authorized and enabled work from home options for nearly 100% of our workforce and provided financial support and equipment to ease work from home conditions. We have found that a safe workforce is an engaged workforce. A remote workforce can remain engaged and productive when properly led and supported. With respect to pay equity matters, we have ensured that the pandemic and remote working conditions did not negatively affect the compensation of employees. We continue our processes to conduct annual reviews and compensation alignment as part of our pay-equity analysis, and to monitor pay practices across race and gender. Finally, we have incorporated the learnings of the pandemic as a means to ensure preparedness for future disruptions, including variants of COVID and similar future pandemics.

Human Capital Management Disclosures

We have historically filed traditional reports with all appropriate state and federal governments, including EEO-1 reports, affirmative action plan reports, and veterans’ affairs reports. Digimarc will provide copies of pertinent information from these reports to shareholders upon written request. We have focused on increasing diversity and inclusion for over a decade and the demographics of our workforce generally improve every year with increased gender and ethnic representation among the management team and the workforce. Digimarc’s demographics have increasingly reflected the ethnicity demographics of our metropolitan statistical area’s workforce and our gender diversity is similar to our industry. We are also broadening our search parameters to include new geographies by enabling remote positions and targeting diverse and inclusive job sites to attract a more diverse applicant pool.

Since 2021, oversight of diversity and inclusion has been expressly delegated to the Governance, Nominating, and Sustainability Committee. This year, we added a Chief People Officer to our executive management team, who brings extensive experience in building diverse, inclusive, and engaging places to work and will focus on the creation of a comprehensive diversity, equity, and inclusion strategy. As part of this strategy and our broader commitment to increased transparency, we will continue to expand the scope of our disclosure, including through our ESG Impact Report and by more clearly outlining our Board diversity statistics in this document.

The Importance of Sustainability and ESG Oversight Responsibilities

Digimarc’s approach to ESG and sustainability is firmly embedded in its corporate strategy. We are committed to managing our impact on the world around us and the material ESG risks and opportunities facing us as a business. Further, we recognize the potential of our technology to solve important sustainability challenges. The Governance, Nominating, and Sustainability Committee is the highest body within the organization with responsibility for this range of topics, reflecting the strategic importance of ESG and sustainability.

The Committee’s responsibilities include monitoring, reviewing, and approving ESG initiatives throughout the organization – this is especially important as a result of the integrated ESG management structure we have implemented, which assigns accountability and responsibility for ESG impacts with the most relevant subject-matter experts, rather than a single ESG team. The Committee receives regular updates on ESG initiatives, goals, progress, and reporting from the VP, ESG Engagement & Corporate Communications. These updates also enable effective monitoring of the advancement in industry standards and stakeholder expectations. In addition, the Committee keeps abreast of developments that allow it to review the effectiveness of our partnerships, external engagement, and sustainable value creation strategy, including our work and commitments related to recycling and the circular economy.

Engagement with Industry Collaborations and Sustainability Initiatives

We believe in the power of collaboration to drive progress on sustainability and ESG. Working with external stakeholders on ESG can help us gain expertise and share experiences on how to effectively manage material ESG impacts. In 2021, we became participants in the UN Global Compact and its US Local Network, which gives us the opportunity to enhance our transparency regarding our implementation of the Global Compact’s Ten Principles and to access educational and information sharing resources to guide and support our next steps.

Our technology has the potential to achieve progress on major sustainability challenges, such as plastics recycling and supply chain traceability. To achieve this potential, it is important that we work closely with actors throughout the value chain to foster innovation, collaboration, and ultimately effect systemic change. We participate actively in a number of recycling and resource recovery initiatives to work towards a more circular economy:

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In January 2019, the Company joined HolyGrail 1.0, a three-year initiative created under the Ellen MacArthur Foundation’s New Plastics Economy and led by Procter & Gamble, with global cross-value chain collaboration participants. Its goal was to deliver a harmonized approach to improve detection and sorting of plastics using digital watermarking or chemical tracers. We were the primary technology provider for HolyGrail 1.0 and proved technical feasibility in a controlled environment to improve the sortation of plastics, which facilitates greater quality and quantity of recyclate—raw materials derived from waste to be used to form new products—necessary to meet regulatory demands and manufacturers’ pledges. By providing for more efficient facility operations and new and more valuable waste streams, along with the opportunity for consumer engagement to drive more collections and feedstock, plastic waste can be diverted from landfills, incineration, and our oceans.

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In April of 2020, we joined with AIM (Association des Industries de Marque), the European Brands Association, and other entities representing the most prominent players in the global consumer product ecosystem to form HolyGrail 2.0. The purpose of the HolyGrail 2.0 project is to demonstrate the technical and economic feasibility of our technology at country-wide, industrial sortation centers and enable the global waste sorting and recyclate recovery ecosystem to better recycle plastic and other packaging waste. It touches and concerns the five pillars of circularity: designing for circularity, efficient collection practices, consumer education and engagement, efficient sortation and reclamation, and using data and process improvements for reuse to bring about a true circular economy.

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Throughout 2021 and early 2022, HolyGrail 2.0 has accelerated development of prototype sortation units and has been running tests at test facilities in France, Germany and Denmark. The consortium now has over 160 cross-value chain members.

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We are focused on expanding our recycling and resource recovery initiatives to North America as well. This includes legislative, regulatory, and trade association/government relations efforts in the United States and Canada.

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Over the last two years, we have been vocal supporters of a binding UN Treaty on Plastic Pollution by joining numerous global companies in signing a Manifesto and Business Statement asking UN Member States to set up a negotiating committee for such a treaty.

More information on our partnerships around resource recovery and recycling can be found at http://www.digimarc.com/about/company/our-commitment. The content on any website referred to in this proxy statement is not incorporated by reference in this proxy unless expressly noted.

How Digimarc Utilizes ESG Rating Services

Digimarc is committed to becoming an ESG leader and is investing to establish a strong foundation for ESG integration throughout the business. To facilitate the identification of areas of improvement and benchmark ourselves against peers, we obtain and evaluate reports from ISS, Glass Lewis, and S&P Global. In addition, for 2021 and 2022, we engaged Edison Investment Research to prepare an analysis according to the Edison ESG Edge methodology, serving as both an internal resource and supporting our goal of exemplary transparency towards our external stakeholders. The resulting Edison ESG Edge report is available on Digimarc’s Investor Relations webpage.

Corporate Governance Functions and Processes

A Shift in Corporate Perspective

When the new Digimarc was created in 2008, it adopted a governance structure, reflected in its charter documents and Bylaws, that was largely in-line with companies of similar size. Among other things, rights plans, plurality voting, and classified Boards were the norm, and most of our peers had similar governance characteristics. Nevertheless, nearly a decade ago, Digimarc eliminated its “classified Board” and initiated annual elections of all Board members. The Board also made an affirmative decision to allow the Company’s rights plan to expire in 2018.

Obtaining and Considering Stakeholder Feedback

Both the Governance, Nominating, and Sustainability Committee and the Compensation and Talent Management Committee have relatively new chairs and anticipate an active agenda of review and improvement during 2022. They review the charter documents each year and consider provisions to update them. A key part of this continuous improvement is hearing from stakeholders regarding their views. We encourage all stakeholders, including our shareholders, to email the Board and its Committees through the Corporation’s Secretary (Robert.Chamness@digimarc.com). Our Chair of the Board, Chair of the Compensation and Talent Management Committee, and Chair of the Governance, Nominating, and Sustainability Committee can be reached at: Alicia.Syrett@digimarc.com.

Historical Governance Issues

In the overwhelming majority of our interactions with our investors, structural matters have not been the issues that our shareholders raise with us. We usually have quarterly calls and meetings at investor conferences with all material shareholders. Their feedback is more in the nature of performance, market penetration, cash flow, significant transactions, major initiatives, and key customers. When investors do venture into a governance discussion, they have generally focused on either say-on-pay matters or gender diversity of the Board, both of which underwent major changes in 2020 and 2021.

Officer and Director Stock Ownership Guidelines

The Board believes that it is important for its members and executive officers to hold baseline amounts of Company stock to align their interests with those of long-term shareholders. In 2021, the Board reviewed the prior stock ownership guidelines and increased the required amount of stock to be held to the following amounts:

•	for non-employee directors: 6x their regular annual Board service cash retainer
•	for the Chief Executive Officer: 6x annual base pay
•	for the other named executive officers: 3x annual base pay

To calculate the number of shares necessary to satisfy our Stock Ownership Guidelines, we include the following shares: (1) shares owned directly (or indirectly through a 401(k) plan or Employee Stock Purchase Plan); and (2) unvested restricted stock awards and restricted stock units (“RSUs”) that vest based solely on continued service, and performance-based restricted stock units (“PSUs”) that have been earned based on performance but remain subject to time-based vesting, based on an estimated net-after tax number of shares. In August 2021, we eliminated vested but unexercised stock options from the calculation. For converting the targeted value to a number of shares, we use the higher of the 20 days moving average price of our common stock at the end of our most recent fiscal year or the end of each fiscal quarter of the most recent fiscal year.

To support compliance with our stock ownership guidelines, the Board established rigorous retention requirements that limit the ability of non-employee directors and named executive officers to sell Company stock until/unless the individual is in compliance with the Stock Ownership Guidelines, as follows:

•	100% of net vested securities if holdings are below 50% of the ownership requirement, and
•	75% of net vested securities if holdings are between 50% and 100% of the ownership requirement.

As of December 31, 2021, all of the named executive officers, including the CEO, and all of the directors, except for three recently elected members, exceed the enhanced guideline ownership requirement.

From time-to-time, the Governance, Nominating, and Sustainability Committee, in consultation and coordination with the Compensation and Talent Management Committee, will review and update (as necessary) the rules and standards governing our Stock Ownership Guidelines, including the following:

•	which equity holdings count toward the ownership requirement
•	the share price used to calculate the value of ownership for compliance purposes, including the duration of the measurement period
•	holding and accumulation requirements
•	the duration of any phase-in period for new officers and directors to come into compliance with the guidelines
•	the nature and extent of any hardship provisions
•	the frequency of compliance reporting
•	any remedial actions for non-compliance

Succession Planning

Succession planning is an issue expressly delegated to the Governance, Nominating, and Sustainability Committee for regular consideration. The CEO and the Board discuss succession planning in executive session on at least an annual basis. In addition, every couple of years, a more formal submission and report is provided by the management team, including the internal candidates to fill positions, what is required to prepare them to succeed to more senior positions, or whether an outside candidate would be required. With the departure of our former CEO in April 2021, a major focus of the Committee was succession planning for the CEO position. There has also been a material refresh of the executive and corporate officers, all of which have generated focus on succession planning.

Board Performance Evaluations

Both the Board and each of its committees engage in an annual self-assessment. Periodically, a performance evaluation is conducted by an outside independent consultant, including in 2021. These third-party evaluations, among other things, review a director’s performance and contributions. The Board does not believe that directors should expect to be re-nominated as a matter of course. The Board believes that conducting board assessments, including a self-evaluation process, is a determinative factor in Board tenure.

Resignation Requirement on Change of Employment

The Board of Directors also has adopted a policy that requires any director who experiences a substantial change in principal employment responsibility to tender his or her resignation from the Board, unless the change was anticipated by the Governance, Nominating, and Sustainability Committee at the time of the director’s nomination or election to the Board. Upon receipt of a resignation offered under these circumstances, the Governance, Nominating, and Sustainability Committee will review the director’s change in employment responsibilities to evaluate whether the director’s continued service is appropriate.

Resignation Requirement on Failure to Achieve a Majority Vote

In 2022, the Board adopted amendments to its Corporate Governance Guidelines to require the resignation of any director who does not receive a majority vote in an uncontested election of directors (defined as an election where the number of persons properly nominated for election as directors at a meeting of shareholders does not exceed the number of directors to be elected at such meeting). Under this policy, any nominee for director who fails to receive a majority vote (meaning a nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election) must promptly tender a resignation to the Board following certification of the shareholder vote. Additional information on this requirement is set forth on page 17.

Corporate Governance Materials

In furtherance of our commitment to upholding the highest legal and ethical conduct in fulfilling our responsibilities, the Board of Directors has adopted and published corporate governance guidelines and three codes of ethics and business conduct, two of which apply to our Chief Executive Officer, our Chief Financial Officer, our Controller, and other finance personnel. The primary governance materials include:

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Our Corporate Governance Guidelines, which can be found on the About, Company, Corporate Governance page of our website at www.digimarc.com. These Corporate Governance Guidelines provide a framework for the Board of Directors to assist in the governance and oversight of the affairs of Digimarc.

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Our Code of Business Conduct, which can be found on the About, Company, Corporate Governance page of our website at www.digimarc.com. The Code of Business Conduct applies to every officer, director and employee of Digimarc and its subsidiaries, and their immediate family members, and sets forth internal policies and guidelines designed to support and encourage ethical conduct and compliance with the laws, rules and regulations that govern our business operations.

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Our Code of Ethics for Financial Personnel, which can be found on the About, Company, Corporate Governance page of our website at www.digimarc.com. This Code of Ethics applies to the principal executive officer and principal financial officer of Digimarc and its subsidiaries and every officer, director or employee of Digimarc who performs or influences financial transactions and reporting on behalf of Digimarc, and their immediate family members.

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Our Standards of Professional Conduct for Legal Personnel, which can be found on the About, Company, Corporate Governance page of our website at www.digimarc.com. The guidelines are in addition to the codes described above and assist legal personnel in understanding the broader responsibilities that apply to the profession.

Related Party Transactions

Our Governance, Nominating, and Sustainability Committee, in executing the responsibilities delegated to it, reviews, considers and approves, rejects or ratifies all related person transactions between Digimarc and our officers, directors, principal shareholders and affiliates. The Governance, Nominating, and Sustainability Committee consists of independent, non-employee directors. The Governance, Nominating, and Sustainability Committee has determined that, as a general rule, transactions between Digimarc and its officers, directors, principal shareholders and affiliates should be on terms no less favorable to us than could be obtained from unaffiliated third parties. Digimarc maintains written policies governing these transactions. Our Audit Committee also routinely reviews any transactions with related persons.

Shareholder Communications with the Board of Directors

The Board of Directors encourages communication from all shareholders. All communications must be in written form, addressed to the Board of Directors or to one or more individual members of the Board of Directors, and sent care of the Secretary of Digimarc Corporation at the address of our principal executive offices (8500 S.W. Creekside Place, Beaverton, OR 97008) or via fax to +1 503-469-4771. As an alternative, you can provide information to the Board Secretary by email to: Robert.Chamness@digimarc.com. The Secretary will promptly provide all communications to the applicable member(s) of the Board of Directors or the entire Board of Directors, as specified by the shareholder. The Chair of the Board, Chair of the Compensation and Talent Management Committee, and Chair of the Governance, Nominating, and Sustainability Committee can be reached at: Alicia.Syrett@digimarc.com.

Submitted by the Governance, Nominating, and Sustainability Committee of the Board of Directors:

Alicia Syrett, Chair

Sandeep Dadlani

James T. Richardson

DIRECTOR COMPENSATION

The Compensation and Talent Management Committee undertakes an annual review of director compensation and periodically makes adjustments. Every few years, the Committee’s compensation consultant benchmarks the compensation of the Company’s directors compared to the compensation paid to directors of Digimarc’s peer group and may make recommendations relating to adjustments.

The Director Compensation Program

Cash Compensation

The Board has approved cash compensation for each non-employee director of $50,000 per annum. In addition, the Board has approved an additional annual retainer in the amount of $40,000 for the Chair of the Board; $15,000 for the Chair of the Audit Committee; and an additional annual retainer of $10,000 for the Chair of each of the Compensation and Talent Management Committee, the Market Development Committee, and the Governance, Nominating, and Sustainability Committee.

Directors are not separately compensated for meeting attendance nor paid on a per-meeting basis. The cash retainers are compensation for all committee, chairperson, and other roles undertaken by the respective director. The fee covers attendance at all regular, special, and informational committee and Board of Directors meetings. Certain business expenses are reimbursed in addition to the cash retainer.

Equity Compensation

Under the Equity Compensation Program for Non-Employee Directors under the Digimarc Corporation 2018 Incentive Plan, when a non-employee director is first elected or appointed to our Board of Directors, the director is automatically granted shares of restricted common stock having an aggregate value of approximately $200,000. These shares vest over a three-year period commencing on the date of grant, with 1/3 of the shares vesting on each of the first three anniversaries of the date of grant. On the date of each Annual Meeting of shareholders, each non-employee director automatically receives an annual grant of restricted stock having an aggregate value of approximately $100,000, unless the Compensation and Talent Management Committee exercises its power to make an alternative grant. The stock restrictions lapse on the anniversary of the grant date, so the stock is freely tradable one year after the grant date, subject to the Company’s Insider Trading policy.

Other Compensation

All directors are also reimbursed for reasonable and necessary travel, communications, and other out-of-pocket business expenses incurred in connection with their attendance at meetings, while on corporate business, or for continuing education related to their board service.  No other perquisites or benefits are paid.

Summary of the Director Compensation Program

Following is a summary of the cash and equity compensation program for our non-employee directors, presented in a tabular format:

Summary Table of Director Compensation

Annual Cash Retainer	$50,000
Additional Annual Cash Retainer (Chair of the Board)	$40,000
Additional Annual Cash Retainer (Chair of Audit Committee)	$15,000
Additional Annual Cash Retainer (Chair of each of the Compensation and Talent Management Committee, Market Development Committee, and Governance, Nominating, and Sustainability Committee)	$10,000
Annual Restricted Stock Grant (Continuing Director)	$ 100,000 value
Initial Restricted Stock Grant (New Director)	$ 200,000 value

Table of 2021 Director Compensation

The following table provides information on compensation of our non-employee directors for the year ended December 31, 2021. Directors who are also Digimarc employees receive no additional compensation for their services as directors; however, Mr. McCormack received $40,000 of compensation, related to his service as a director prior to becoming CEO, which is reflected in the 2021 Summary Compensation Table on page 41 in the column entitled “All Other Compensation.” During 2021, Mr. Davis (who retired on April 12, 2021) and Mr. McCormack (who was appointed President and Chief Executive Officer upon Mr. Davis’s retirement) were the only directors who were employees of Digimarc. Mr. McCormack’s and Mr. Davis’s compensation are discussed in this proxy statement under the heading “Executive Compensation.”  Ms. Alberti-Perez and Ms. Kool were first elected in 2022 and received no compensation during 2021.

2021 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Sandeep Dadlani	$50,000	$300,293	$350,293	(3)
James T. Richardson	$66,250	$100,108	$166,358
Ravi Kumar Singisetti	$37,500	$200,293	$237,793	(3)
Alicia Syrett	$92,500	$100,108	$192,608
Andrew J. Walter	$60,000	$100,108	$160,108

(1)

Nonemployee directors of the Company receive a $50,000 annual retainer. The Chair of the Board and the Chair of each committee receive an additional annual retainer as set forth in the table above. All retainers are paid quarterly in arrears.

(2)

On May 5, 2021, each non-employee, continuing director (a group consisting of Mr. Dadlani, Mr. Richardson, Ms. Syrett and Mr. Walter) was granted 3,305 shares of restricted stock. On March 12, 2021, Mr. Dadlani received his non-employee, new director grant of 5,565 shares. On June 28, 2021, Mr. Kumar Singisetti received his non-employee, new director grant of 6,075 shares. The amounts disclosed above represent the grant date fair value for the restricted stock granted to the indicated non-employee director in 2021, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 “Compensation—Stock Compensation.” A summary of the assumptions we apply in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. As of December 31, 2021, none of the non-employee directors held stock options. As of December 31, 2021, the total number of unvested restricted shares held by each non-employee director was as follows: Mr. Dadlani, 8,870; Mr. Richardson, 3,305; Mr. Kumar Singisetti, 6,075; Ms. Syrett, 7,669; and Mr. Walter, 3,305.

(3)

Mr. Dadlani was elected to the Digimarc Board of Directors on March 12, 2021. Mr. Kumar Singisetti was elected to the Digimarc Board of Directors on June 28, 2021. Cash amounts were accrued and payable for the period in which service occurred without proration, but the actual payments were made in arrears consistent with normal practices under the director compensation policy.  Due to the timing of his election, Mr. Dadlani received his initial and refresh grant in the same calendar year.

ELECTION OF DIRECTORS

(Proposal No. 1 on your proxy card)

The Nomination and Election Process

Our Bylaws authorize the number of directors to be set by resolution of the Board of Directors. Our Board of Directors has fixed the number of directors at eight. Eight directors have been nominated for election by the holders of common stock at the Annual Meeting. The Governance, Nominating, and Sustainability Committee continues to assess Board candidates that will bring additional expertise and diversity to the Board. These eight directors would each serve a one-year term that will expire at the 2023 Annual Meeting of shareholders, or until a successor has been elected and qualified.

The Board and each of the Committees complete a self-assessment annually. In addition, every few years, an outside, independent consultant conducts a more formal assessment. The most recent formal outside assessment was conducted in 2021. Among other items, the competencies and contributions of each member were evaluated. Each member received an individual report and the Chair of the Board received copies of all reports. A Board meeting was held to consider the results and determine the appropriate course of action.

The proxy holders named herein or their substitutes will vote the proxy at the Annual Meeting or any adjournment or postponement of the Annual Meeting for the election of the eight nominees as directors unless the shareholder of record instructs that their authority to vote is withheld. Shares held through a broker or other nominee who is a New York Stock Exchange member organization will only be voted in favor of the director nominees if the shareholder provides specific voting instructions to the broker or other nominee to vote the shares in favor of that proposal.

Resignation Requirement on Failure to Achieve a Majority Vote

In 2022, the Board adopted amendments to its Corporate Governance Guidelines to require that any director tender his or her resignation if he or she does not receive a majority vote in an uncontested election of directors (defined as an election where the number of persons properly nominated for election as directors at a meeting of shareholders does not exceed the number of directors to be elected at such meeting). Under this policy, any nominee for director who fails to receive a majority vote (meaning a nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election) must promptly tender a resignation to the Board following certification of the stockholder vote. Such resignation will become effective if the Board accepts it in accordance with the procedures set forth below.

The independent directors of the Board will, no later than 90 days following certification of the shareholder vote, evaluate any such tendered resignation in light of the best interests of the Company and its shareholders and determine whether to accept or reject the tendered resignation, or whether any other action should be taken. The independent directors may consider any factors and circumstances they consider appropriate and relevant when they decide whether to accept such tendered resignation. Any director who tenders his or her resignation pursuant to this policy may not participate in the Board action regarding whether to accept the tendered resignation. Prior to voting, the Board shall allow the affected director an opportunity to provide any information or statement that the director deems relevant. If the independent directors determine not to accept the tendered resignation, the Company will publicly disclose (via press release or SEC filing) such determination and the factors considered by the independent directors in making such determination.

Improving Diversity of the Board of Directors

The Board of Directors has delegated to the Governance, Nominating, and Sustainability Committee responsibility (1) to recruit and vet new candidates for nomination to the Board, and (2) to review continuing competence and contribution of members who wish to stand for reelection. Digimarc has long been blessed with an ability to recruit directors who possess expertise in the key areas of our business and who can provide oversight and expertise to the management team. Over the past few years, improving the diversity of our nominees has been an objective of the Committee. Those efforts have seen the election of Alicia Syrett in 2020, who now serves as our Chair of the Board, the election of Sandeep Dadlani and Ravi Kumar Singisetti in 2021, and the election of Milena Alberti-Perez and Katie Kool in 2022.

The Governance, Nominating, and Sustainability Committee finds candidates on a number of diverse websites and through personal and professional referral networks. As for refreshment, in the past year, one director retired and one resigned. As of the May 13 Annual Meeting, six of the eight directors (75%) will have served two years or fewer, indicating material refreshment. Three members bring diversity of demographic background (37.5%) and three members bring gender diversity (37.5%) to the Board. Exceptional candidates are under consideration who may bring additional diversity to the Board.

Board Diversity Matrix (As of Annual Meeting of Shareholders)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	2	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Board of Director Nominees

Each person listed below has been nominated by the Company to be elected to the Board of Directors. TCM|Strategic is entitled to a Board seat and membership on all committees under the terms of its Subscription Agreement with the Company, dated September 29, 2020, but Mr. McCormack resigned from membership on the Board Committees upon becoming President and CEO on April 12, 2021. There are no other arrangements or understandings between any director and any other person pursuant to which the director is or was to be selected as a director, or pursuant to which the director receives compensation or any other payments from any third party for service as a director. There is no family relationship between any director and any executive officer of Digimarc.

The following is information about our Board of Directors’ nominees for election as a director as of March 9, 2022.

Candidates for the Board of Directors

Director Nominees	Director Age	Director Since
Milena Alberti-Perez	49	2022
Sandeep Dadlani	47	2021
Katie Kool	50	2022
Ravi Kumar Singisetti	50	2021
Riley McCormack	46	2020
James T. Richardson	74	2008
Alicia Syrett	44	2020
Andrew J. Walter	53	2016

Alicia Syrett was elected to our Board of Directors in October 2020 and was elected as Board Chair in April 2021. Ms. Syrett serves as a member of the Audit Committee, Compensation and Talent Management Committee, Governance, Nominating, and Sustainability Committee, and Market Development Committee and serves as the Chair of the Governance, Nominating, and Sustainability Committee and is Chair of the Compensation and Talent Management Committee. Ms. Syrett brings more than 20 years of investment management experience to the Digimarc Board. She is currently the Chief Executive Officer of Pantegrion Capital, an investment management firm she founded in 2011. She is an accomplished author, speaker, and regular media personality on major cable and network news and financial programs. Before Pantegrion, Ms. Syrett was the Chief Administrative Officer and Managing Director of Mount Kellett, a multi-billion-dollar investment firm acquired by Fortress Investment Group. Between 2002 and 2008, she served as a Director at HBK Investments and as Chief Administrative Officer at Farallon Capital, one of the country’s largest hedge funds. She began her career at Donaldson, Lufkin, & Jenrette in investment banking. Ms.

Syrett served on the board of directors of NewAge (NBEV) from January 2020 until January of 2022, where she served on all committees (Compensation, Audit, and Nominating, Governance and Sustainability). Ms. Syrett holds an MBA from both Columbia Business School where she received Beta Gamma Sigma honors and the London Business School where she graduated with distinction (top 10%) and holds a bachelor’s degree in economics with concentrations in finance and accounting from The Wharton School at the University of Pennsylvania, where she graduated magna cum laude. Ms. Syrett is a Board Leadership Fellow certified by the National Association of Corporate Directors (NACD).

Ms. Syrett brings executive, human capital management, financial, compensation and operational expertise to the Board of Directors. Ms. Syrett is accomplished across many disciplines with extraordinary leadership qualities, a history of investing in and advising hyper-scale growth organizations, a track record of advocating for diversity and equality, and a mastery of modern media. She is an accomplished venture capitalist, author, instructor at Columbia University, public speaker and has been a regular guest on various financial network television shows. Ms. Syrett is also a highly sought-after advisor to startups, early-stage, hyper-growth companies, and women-led organizations. Her experience is particularly germane to Digimarc initiatives to increase diversity and inclusion at all levels of the Company and improve the Company’s compensation program, succession planning, corporate governance, sustainability and Board and personnel recruitment initiatives.

Milena Alberti-Perez was elected to our Board in February of 2022 and will begin service on April 5, 2022. Ms. Alberti-Perez serves as a member of the Audit Committee and the Compensation and Talent Management Committee. Ms. Alberti-Perez brings executive, international leadership, digital transformation, audit committee, merger and acquisition, corporate divestiture, post-merger integration, cyber security, cost management, compensation, and data analysis experience to Digimarc’s Board of Directors. She was most recently the Chief Financial Officer of Getty Images, Inc., the world’s leading visual content company. Prior to that, in 2020, she served as the Chief Financial Officer of MediaMath, a demand-side platform for programmatic marketing and advertising. Ms. Alberti-Perez worked in a variety of financial and publishing roles from 2001 to 2017 at Penguin Random House, the world’s largest book publisher, serving as the Global and US Chief Financial Officer of Penguin Random House from 2015 to 2017 and, as management, served as a non-voting member of its board of directors and its audit committee. Ms. Alberti-Perez also worked in financial analyst and research roles at Lehman Brothers and Morgan Stanley. She has also served on several private company boards of directors, including RBmedia, Overdrive, Companhia das Letras, and Flatworld/Sagence, and has served on not-for-profit boards of directors, including The University of Pennsylvania Executive Fund, Jumpstart, and the Wild Bird Fund. Her academic background includes a Bachelor of Arts degree cum laude from The University of Pennsylvania, with Distinction in Economics and minors in Math and Latin American Studies. She received her Master’s degree in Business Administration, with Distinction, from the Harvard Business School, where she graduated in the top 15% of her class.

Ms. Alberti-Perez’s experience is particularly germane to Digimarc’s initiatives to increase diversity and inclusion at all levels of the Company and improve the Company’s finance oversight and operations, cybersecurity and data management, merger and acquisition activities, post-merger integration, and compensation management areas. She is accomplished across many disciplines with extraordinary leadership qualities and financial and analytical skills. She has led teams of more than 200 people across the full spectrum of financial analysis and reporting, financial and cost management, international and domestic mergers and acquisitions, including the largest merger in book publishing history, and the integration of those companies. She is also experienced in the areas of cybersecurity and data management and digital transformation, aligned with the Company’s strategic direction. Ms. Alberti-Perez was referred to the Governance, Nominating, and Sustainability Committee through the Latino Corporate Directors Association.

Sandeep Dadlani was elected to our Board in March of 2021. Mr. Dadlani serves as a member of the Governance, Nominating, and Sustainability Committee and the Market Development Committee. Mr. Dadlani joined Mars, Incorporated, a $40 billion global conglomerate in the petcare, food and confectionary businesses, as Global Chief Digital Officer in September 2017, where part of his responsibilities focused on the digitalization of the supply chain for Mars. He works with Mars' global business segments to drive their digital growth, while delivering effectiveness and efficiency to existing business and technology platforms. He focuses on consumer centricity, the power of data, analytics, artificial intelligence, and automation, driving new digital platforms, e-commerce, D2C business models, and new agile digital behaviors across the enterprise. Mr. Dadlani has won several awards, including CIO of the Year in 2019 by Consumer Goods Technology, one of the top 150 business transformation leaders globally by Constellation Research, and Blue Yonder’s 50 most prominent AI thought leaders in 2021.

Prior to joining Mars, Mr. Dadlani was with Infosys (NYSE: INFY) from 2001 to 2017. From January 2016 until his departure in September of 2017, he was President, Head of Americas and Global Head of Infosys's Manufacturing, Retail, Consumer Packaged Goods and Logistic Practices. He co-founded and eventually ran as Chairman Infosys Edgeverve, a new artificial intelligence company for Infosys, and Skava, a mobile commerce company. Prior to his employment with Infosys, he began his career in investment banking at Citibank.

Mr. Dadlani has more than 23 years of experience in operations, consulting, business development and product management. He has been a contributor to the Harvard Business Review, Forbes, and Consumer Goods Technology, and is a regular keynote speaker at industry forums. He has co-authored the UN Global report on supply chain sustainability. Additionally, he is on the World Economic Forum’s Global Agenda Council on the Future of Consumption and has participated for several years in the World Economic Forum Annual Meeting in Davos. Mr. Dadlani earned a B.E. degree (electrical engineering) from M.S. University, Baroda, India and an MBA (in finance) from JBIMS, Mumbai University, India. He brings product management, operations, digital and technology platforms, data management, artificial intelligence, mobile commerce, e-commerce, platform automation, supply chain digitalization, and international experience to Digimarc.

Katie Kool was elected to our Board in March of 2022. She will begin Board service on July 1, upon her retirement from Procter & Gamble, contingent on her election by the shareholders. She will then serve as a member of the Board’s Audit Committee, Compensation and Talent Management Committee, and Governance, Nominating, and Sustainability Committee. Ms. Kool is a seasoned finance executive, who began her career with Procter & Gamble in 1995 and successfully transitioned to general management as a divisional CEO, with a proven history of delivering superior results across both Consumer Products and Services business models. She brings executive, financial, international, innovation, and investor relations experience to Digimarc’s Board of Directors.  Starting in January of 2019, she most recently served as the CEO of Tide Cleaners, a wholly owned subsidiary of Procter & Gamble, which is a service-based retailer providing out of home dry cleaning and laundry services through franchise and corporate stores, lockers, home delivery, and college campuses.  For the three and a half years prior to her current CEO experience, Ms. Kool was the CFO for North America Fabric Care, which includes the Tide, Gain, Downy, and Bounce brands and has over $8 billion in retail sales. She was also CFO for the Global Procter & Gamble Professional business, where she developed a 5-year strategic plan, including a more focused operating model, profit and loss, and cash investments to deliver sustainable Operating Total Shareholder Return. In addition to her extensive business leadership experience, Katie was a key member of Procter & Gamble’s Investor Relations team for 5.5 years, during which she partnered with 3 CEO’s and led communications for the strategy renewal that spanned two $10 billion productivity programs and a more focused portfolio of strategic brands. In her personal time, Ms. Kool was Co-Founder & CEO of KW CrossFit. She is a Board Member and CFO for Sonje Ayiti, a nonprofit organization focused on providing tools for Haitians to help themselves via education, economic development, and health promotion, and she co-led the creation of the Cima School of Hope in Haiti, a government-licensed school with over 300 students in Pre-K through 9th grade and over 25 employees. She also chairs the Tide Cleaners Advisory Board and is an active member on the GreenEarth Cleaning Advisory Board. Ms. Kool holds a Bachelor of Arts summa cum laude from Kalamazoo College and a Master’s degree in Business Administration from Washington University in St. Louis.

Ms. Kool’s experience is particularly germane to Digimarc’s initiatives to increase diversity and inclusion at all levels of the Company, improve the Company’s finance oversight and operations, and help oversee the Company’s investor relations program, post-merger integration, and business innovation and business process reengineering areas. She is accomplished across many disciplines with extraordinary leadership qualities and financial and analytical skills, including business analysis and value creation, financial controls and Sarbanes-Oxley compliance, and talent recruitment, development and retention. She has successfully navigated a business through the COVID pandemic, introduced and managed disruptive business innovation activities, and led the acquisition, integration, and expansion of two start-ups. She has successfully managed investor relations challenges, and has strong controllership skills, leading the General Ledger Accounting organization for the Americas from the San Jose Costa Rica Service Center during the integration of the Gillette acquisition. Ms. Kool was referred to the Governance, Nominating, and Sustainability Committee by Mr. Walter, a member of the Board of Directors.

Ravi Kumar Singisetti was elected to our Board of Directors in June 2021. Mr. Kumar has over 20+ years of experience in the consulting space, incubating new practice lines, driving large transformational programs, and evangelizing new business models across industry segments. He serves as a member of the Compensation and Talent Management Committee and the Market Development Committee. He is currently President at Infosys, where he leads the Infosys Global Services Organization across all global industry segments, driving digital transformation services, consulting services, traditional technology services, engineering services, data & analytics, cloud and infrastructure, and enterprise package applications. He is Chairman of the Board of Infosys BPM Ltd. He also oversees Infosys business in India, Latin America, Japan and China. He is also the Chairman of Infosys Public Services, oversees the consulting services subsidiary of Infosys, and oversees and chairs the boards of Infosys acquired digital companies Kaleidoscope, Guidevision, Simplus, Wong Doody, Fluido and Brilliant Basics, and Chairs the board of the Hitachi-Panasonic JV in Japan. Mr. Kumar is on the Board of Governors of the New York Academy of Sciences, Board of the US Chamber of Commerce, and the Board of Advance CT-Economic Development Board of the State of Connecticut. He earned an M.B.A. from Xavier Institute of Management, India.

Mr. Kumar brings executive, global services, consulting, data analytics, cloud applications, enterprise solutions, client support services, digital applications and international experience to Digimarc’s Board of Directors. Mr. Kumar is accomplished across many disciplines with extraordinary leadership qualities. His experience is particularly germane to Digimarc initiatives to increase diversity and inclusion at all levels of the Company and improve the Company’s incubating new business areas, driving large transformational programs, and evangelizing new business models across industry segments. Mr. Kumar was referred to the Governance, Nominating, and Sustainability Committee through BoardProspects.

Riley McCormack was elected to our Board of Directors in October 2020 and was appointed to be President and Chief Executive Officer in April 2021, prior to which he served as Lead Director and a member of the Audit Committee, Compensation and Talent Management Committee, Governance, Nominating, and Sustainability Committee, and Market Development Committee and the Chair of the Compensation and Talent Management Committee. Since 2015, Mr. McCormack has served as Managing Member and CEO of McCormack Family Investments and founded and has served as Managing Member and CEO of TCM|Strategic, a fund that invested $53.5 million in the Company in September 2020. Previously Mr. McCormack was the founder, CEO and PM of Tracer Capital Management, a $1.5 billion New York-based global technology, media and telecommunication hedge fund. Prior to Tracer, he was a partner at Coatue Capital and a high-yield research analyst at Morgan Stanley, covering media and telecom companies. Mr. McCormack graduated summa cum laude from The Wharton School at the University of Pennsylvania, where he was a Benjamin Franklin Scholar and a Joseph Wharton Scholar.

Mr. McCormack brings executive leadership, strategic, financial, investment, operational and transactional expertise to the Board of Directors. He brings the perspective of a longtime shareholder, and major investor. He has extensive experience investing in, and providing advice to, a broad range of companies, with a specific focus on fast growing global technology, media and telecommunication firms. His prior experience is particularly germane to strategic and financial oversight, attracting institutional investors to Digimarc, and ensuring the interests of all Digimarc shareholder-owners are well represented. TCM|Strategic is entitled to a Board seat and membership on all committees under the terms of its Subscription Agreement with the Company, dated September 29, 2020, and Mr. McCormack was chosen to fill that Board seat.

James T. Richardson was elected to our Board of Directors in July 2008 and served as Lead Director from that time until February 2021, when he was succeeded by Mr. McCormack. He served Old Digimarc as a director from March 2003 until its sale in August of 2008 and was the Lead Director for that period as well. Mr. Richardson serves as a member of the Audit Committee and the Governance, Nominating, and Sustainability Committee and serves as the Chair of the Audit Committee. Mr. Richardson has served as an officer and director of and consultant to companies in the high-technology sector. Mr. Richardson was a director (and former chairman of the board of directors and former chairman of the audit committee) of FEI Company (listed on Nasdaq as FEIC until acquired), a diversified scientific instruments company, from 2003 until its sale in 2016. He previously served as a director and audit committee chair of Tripwire, Inc., a network security company, from 2003 to 2011; as a director of Epicor Software Corporation (Nasdaq: EPIC), a global business software company, from 2008 to 2010; and as a director of Plumtree Software, Inc. (Nasdaq: PLUM), an enterprise software company, from 2003 to 2005. Mr. Richardson received a B.A. in finance and accounting from Lewis and Clark College, an M.B.A. from the University of Portland, and a J.D. from Lewis and Clark Law School, and is a licensed C.P.A. and attorney in Oregon. Mr. Richardson is a Board Leadership Fellow certified by the National Association of Corporate Directors (NACD).

Mr. Richardson provides the local business community perspective, and brings public company operational, financial, legal and industry expertise to the Board of Directors, particularly in the high technology and financial areas. Prior to joining our Board, Mr. Richardson served as chief financial officer and chief administrative officer for five global technology companies ranging in size from $20 million to $300 million in annual revenue, including as senior vice president and chief financial officer of WebTrends Corporation, a website analytics company, senior vice president-corporate operations and chief financial officer at Network General Corporation, a developer of network management software, vice president finance and administration and chief financial officer of Logic Modeling Corp., a semiconductor software company, and vice president finance and administration and chief financial officer of Advanced Logic Research, Inc., a server and systems company. These experiences are particularly germane to the strategic and operational oversight, transactional and risk analysis, and legal and financial initiatives of the Company.

Andrew J. Walter was elected to our Board of Directors in October 2016. Mr. Walter serves as a member of the Audit Committee and the Market Development Committee and serves as the Chair of the Market Development Committee. Mr. Walter has more than 30 years of operations, information technology and shared services experience, including 26 years at The Procter & Gamble Company (NYSE: PG), a consumer goods company. Mr. Walter has served on a number of boards, including the GS1 US Board of Governors, an organization that develops and maintains global standards for business communication, and as Chair for its technology committee. He is currently serving as an advisory board member or strategic advisor for various privately held technology companies and as Trustee and Vice Chair for the Ovarian Cancer Alliance of Greater Cincinnati. Mr. Walter received his B.C.S. from the University of Cincinnati.

Mr. Walter brings strategic, international, operational and transactional expertise to the Board of Directors. Prior to joining our Board, Mr. Walter enjoyed a long tenure at Procter & Gamble, where he most recently led its Global Business Services and IT Global Commercial Services and Delivery organization until August 2016, with more than 1,500 IT and multifunctional professionals and more than 5,000 partner resources. He has deep expertise in integration of emerging and core commercial technologies, supply chain management, sales and marketing, and consumer and business analytics.

The Board of Directors believes that our current directors provide the diversity of experience and skills necessary for a well-functioning board. All our directors have substantial senior executive level experience. The Board of Directors highly values the ability of individual directors to contribute to a constructive board environment, and the Board believes that the current board members standing for reelection perform in such a manner.

The Governance, Nominating, and Sustainability Committee reviews the skills and contributions of all Board members annually and reflects those findings in the Board and Committee minutes and in a summary form in the director biographies in the proxy statement. Each of the directors brings unique skills and contributions to the Board and, in the aggregate, the members have the skills necessary to help the management team execute Digimarc’s business strategy.

Board of Directors Skills Matrix

The Digimarc Board of Directors is comprised of C-Suite executives with extensive experience overseeing domestic and global operations and managing risk of companies throughout their respective careers. A skills matrix follows. Each director’s profile above also contains a more complete description of each director’s background, professional experiences, qualifications, and skills and contributions. Any public company board of directors upon which a director currently serves or has served during the past five years is set forth in the description above.

In addition to the following matrix, all our directors have experience in the following areas:

•	C-Suite executive
•	Risk Management
•	Corporate Operations
•	International/Global Operations

A Balance of Director Skills, Experience and Qualifications

Experience or Expertise	Milena Alberti-Perez	Sandeep Dadlani	Katie Kool	Ravi Kumar Singisetti	Riley McCormack	James Richardson	Alicia Syrett	Andrew Walter
Finance / Accounting	●		●		●	●
Legal / Governance						●	●
Human Capital / Talent Development	●	●	●				●	●
Technology, Data / Cyber Security		●		●	●	●		●
Government Affairs / Public Policy				●	●
Sustainability / Environmental & Social		●	●				●
Industry Knowledge		●		●	●	●		●
Culture / Diversity & Inclusion	●		●				●	●
Sales / Marketing	●			●

Determinations of Board Member Independence

Our Board of Directors believes that maintaining a strong, independent group of directors is important for good governance, and all but one of our directors qualify as independent. The Board of Directors has determined that each of Ms. Alberti-Perez, Mr. Dadlani, Ms. Kool, Mr. Kumar Singisetti, Mr. Richardson, Ms. Syrett, and Mr. Walter (as well as Ms. Zemlin prior to her resignation), collectively representing all outside members and a majority of our Board of Directors, is “independent” as that term is defined by Nasdaq Listing Rule 5605. There were no undisclosed transactions, relationships or arrangements involving any of the independent directors of Digimarc that were considered by the Board of Directors in connection with the determination of whether any particular director is independent.

Vote Required

If a quorum is present, the eight candidates receiving the highest number of affirmative votes present or represented and voting on this proposal at the Annual Meeting will be elected to the Board of Directors.

The Board of Directors recommends a vote FOR the election of each of the nominees named above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reports as follows:

Review and Approval of Audited Financial Statements

1.	The Audit Committee has reviewed and discussed the audited financial statements and internal controls over financial reporting with our management.
2.

The Audit Committee has discussed with KPMG LLP, Digimarc’s independent registered public accounting firm, the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (Communication with Audit Committees).

3.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence from Digimarc.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to Digimarc’s Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in Digimarc’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

As described under the heading “Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal No. 2),” the Audit Committee has appointed KPMG LLP as Digimarc’s independent registered public accounting firm for the year ending December 31, 2022, and is seeking ratification of the appointment at the Annual Meeting.

Other Audit Committee Matters

Oversight of Risks and Qualified Legal Compliance Committee

In addition to its traditional responsibilities to oversee the accuracy and completeness of the books and records and financial statements of the Company, to retain and provide oversight of the independent registered public accounting firm, and to review all corporate investments for compliance with the corporate investment policy, the Digimarc Audit Committee oversees corporate risk reporting and analysis, risks in the information technology and information security standards areas, and acts as the Qualified Legal Compliance Committee.

Cybersecurity and Data Protection

On a biannual basis, the Company contracts with an external security firm to perform comprehensive penetration testing on the Company’s network, systems, and services. Management remediates any vulnerabilities and implements any improvements identified in a timely manner. The Company continually monitors its security posture with industry-standard tools to reduce security risks.

Senior management briefs the board annually and on an ad hoc basis on information security risks, procedures, and mitigation.

Management reports on information security risks, and any remediation of problems, at each Board meeting. An extensive report is provided annually, which includes the results of the penetration testing conducted by an external security firm in the years performed.

Compliance and Training

Digimarc conducts regular and ongoing information security training and maintains a compliance program, which includes live and virtual training and periodic testing to ensure compliance with corporate standards and procedures. New employees must acknowledge that they have completed all the information security training and adhere to standards and procedures upon hire. All other employees must acknowledge that they have completed all the information security training and adhere to standards and procedures biannually.

Submitted by the Audit Committee

of the Board of Directors:

James T. Richardson, Chair

Milena Alberti-Perez

Alicia Syrett

Andrew J. Walter

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2 on your proxy card)

Appointment of KPMG LLP

The Audit Committee of the Board of Directors has appointed KPMG LLP as Digimarc’s independent registered public accounting firm to audit our financial statements and internal controls over financial reporting for the year ending December 31, 2022. Although ratification by our shareholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this appointment by the shareholders. Notwithstanding its appointment, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Digimarc and its shareholders.

If the shareholders do not ratify the appointment of KPMG LLP as our independent registered public accounting firm, the Audit Committee will reconsider the appointment. A representative of KPMG LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders and to make a statement if they desire to do so.

Audit and Other Fees Paid to KPMG LLP

The following table presents aggregate fees billed for audit and other professional services rendered by KPMG LLP for the years ended December 31, 2020, and December 31, 2021.

	Fiscal Year 2020	Fiscal Year 2021
Audit Fees (1)	$528,200	$587,680
Audit-Related Fees (2)	$—	$—
Tax Fees (3)	$—	$204,128
All Other Fees (4)	$—	$—
Total Fees	$528,200	$791,808

(1)

Audit Fees consist of fees for professional services rendered for the audit of our 2020 and 2021 annual financial statements, including the audit of internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent auditors in connection with regulatory filings, including comfort letters and consents.

(2)

Audit-Related Fees consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” No such fees were incurred in 2020 or 2021.

(3)	Tax Fees consist of fees billed for professional services rendered for tax research and consulting services. No such fees were incurred in 2020.
(4)	All Other Fees consist of fees related to licensee audits and similar activities. No such fees were incurred in 2020 or 2021.

Approval of Audit Fees and Pre-Approval Policy

The Audit Committee reviews and approves all fees paid to KPMG LLP. The Committee pre-approves the Audit, Audit-Related, Tax and All Other services performed by the independent registered public accounting firm. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm that is reviewed and updated from time to time. Under the policy, the term of any pre-approval is generally twelve months from the date of pre-approval.

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm and the specific services included within the pre-approvals are established annually by the Audit Committee and are reviewed as the Audit Committee deems appropriate. Any proposed services exceeding these levels, amounts, or type of services require specific pre-approval. No services were provided by the independent auditors under the categories of “Audit-Related Fees” or “All Other Fees” in 2020 or 2021. No services were provided by the independent auditors under the category “Tax Fees” in 2020.

Vote Required

If a quorum is present, the appointment of KPMG LLP as our independent registered public accounting firm will be ratified if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

The Board of Directors recommends a vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

MANAGEMENT TEAM

Executive Officers

The following table contains information regarding our executive officers as of March 16, 2022. There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officer is or was to be selected as an executive officer. Additionally, there is no family relationship between any director and any executive officer of Digimarc.

Name	Age	Position
Riley McCormack	46	Chief Executive Officer & President
Charles Beck	44	Executive Vice President, Chief Financial Officer and Treasurer
Robert Chamness	68	Executive Vice President, Chief Legal Officer and Secretary
Joel Meyer	55	Executive Vice President, Innovation, Specifications & Standards
Tony Rodriguez	53	Executive Vice President and Chief Technology Officer

Riley McCormack was named our Chief Executive Officer and President on April 12, 2021. Since 2015, Mr. McCormack has served as Managing Member and CEO of McCormack Family Investments and founded and has served as Managing Member and CEO of TCM|Strategic, a fund that recently invested $53.5 million in the Company. Previously Mr. McCormack was the founder, CEO and PM of Tracer Capital Management, a $1.5 billion New York-based global technology, media and telecommunication hedge fund.  Prior to Tracer, he was a partner at Coatue Capital and a high-yield research analyst at Morgan Stanley, covering media and telecom companies. Mr. McCormack graduated summa cum laude from The Wharton School at the University of Pennsylvania, where he was a Benjamin Franklin Scholar and a Joseph Wharton Scholar.

Additional information concerning Mr. McCormack is set forth under “Election of Directors” in this proxy statement. Mr. McCormack assumed the role of President and CEO upon the resignation of Bruce Davis, the former CEO, on April 12, 2021.

Charles Beck was named our Executive Vice President, Chief Financial Officer, and Treasurer on November 5, 2013, having served since May 2012 as our Controller. Mr. Beck also oversees information technology and facilities. Before joining Digimarc, Mr. Beck was a senior manager at KPMG LLP, which provides audit, tax and advisory services, where he served in various management roles since 2002. Mr. Beck is a CPA and holds an M.B.A. in Finance, and a B.A. in Accounting, having graduated summa cum laude from the University of Portland. Mr. Beck was also the recipient of the University of Portland Dean’s Award in 2000 and completed the Executive Program for Growing Companies from the Stanford University Graduate School of Business.

Robert Chamness was named our Executive Vice President, Chief Legal Officer, Compliance Officer & Corporate Secretary on June 18, 2008. Mr. Chamness also oversees government relations, is the general manager of Digimarc GmbH, and serves as the Company’s Compliance Officer and Privacy Officer. He joined Old Digimarc in January 2002 and held various roles including Executive Vice President and General Counsel, Secretary, Executive Vice President of Human Resources, Chief Legal Officer, Compliance Officer, and Executive Vice President of Government Relations. Prior to joining Digimarc, Mr. Chamness was President, Chief Operating Officer and a member of the Board of Directors of Concentrex, Inc. (Nasdaq: CCTX), a software and services provider to the financial services industry. Mr. Chamness holds an A.B. cum laude from Wabash College and a J.D. summa cum laude from the Indiana University School of Law.

Mr. Chamness will retire from Digimarc on June 30, 2022. Mr. Meyer will assume the roles of Chief Legal Officer, Compliance Officer and Corporate Secretary.

Joel Meyer was named our Executive Vice President of Innovation, Specifications, and Standards in 2020. He was named EVP, Intellectual Property in May 2012, having previously served as Vice President of Intellectual Property since June 2008. Mr. Meyer joined Old Digimarc in November of 1999 and served as its Vice President of Intellectual Property since September 2004. Prior to joining Old Digimarc, Mr. Meyer was a partner at the law firm of Klarquist Sparkman, where his practice particularly focused on advising high tech companies on the protection and enforcement of their intellectual property rights. Mr. Meyer received a B.S. in Electrical and Computer Engineering from the University of Wisconsin with highest distinction, and a J.D. with honors from the University of Wisconsin Law School.

Tony Rodriguez was named our Executive Vice President and Chief Technology Officer on April 29, 2019, having previously served as Chief Technology Officer and Vice President of Engineering and Research and Development since June 2008. Mr. Rodriguez joined Old Digimarc in September 1996 and has over 30 years of experience in computer science and image processing research and development. Prior to joining Digimarc, Mr. Rodriguez worked at the Intel Architecture Lab as a senior software engineer and held a variety of software development and engineering positions at Raytheon, the Jet Propulsion Laboratory (JPL), and IBM. He holds a B.S. in electrical engineering from the University of Washington and completed the AeA/Stanford Executive Institute program from the Stanford Graduate School of Business.

Other Key Employees

Other key employees include:

•	Jill Elliott, EVP, Chief People Officer
•	Cyrus Gilbert-Rolfe, EVP, Chief Revenue Officer
•	Jennah Jevning, Vice President, Marketing
•	Niall Murphy, EVP, Chief Business Development Officer
•	Lucy Oulton, Vice President, Operations
•	George Rieck, Vice President, Government Programs
•	Mignon Senuta, VP, ESG Engagement & Corporate Communications
•	Ken Sickles, EVP, Chief Product Officer

Biographical information on our other officers can be found at: https://www.digimarc.com/about/company/leadership.

REPORT OF THE COMPENSATION AND TALENT MANAGEMENT COMMITTEE

OF THE BOARD OF DIRECTORS

The Compensation and Talent Management Committee reports as follows:

Determination and Approval of Executive Compensation

 The Compensation and Talent Management Committee, together with our independent outside compensation consultant, reviews assessments of executive compensation practices at least annually against comparative data and our compensation philosophy. In conjunction with the work of our independent outside compensation consultant, our President and CEO makes recommendations to the Compensation and Talent Management Committee for executives other than himself whose pay is reviewed by the Compensation and Talent Management Committee with the intent of keeping our executive officer compensation practices aligned with our compensation philosophy and corporate strategy. The Compensation and Talent Management Committee considers any recommended changes and then adopts and approves compensation packages for each of the officers before they can be implemented.

Use of Compensation Advisors

The Compensation and Talent Management Committee has the authority to retain and terminate any compensation and benefits consultant and the authority to approve the related fees and other retention terms of the consultant. The Compensation and Talent Management Committee has retained Farient Advisors, a nationally recognized independent consulting firm to provide an independent review of our executive compensation program, assist in identifying a peer group, examine our pay practices relative to the market, and assist in the design of compensation programs. The consultant provides compensation information on market compensation classifications and trends from time to time, but does not have a material additional relationship with the Company outside of the services that it provides to the Compensation and Talent Management Committee. The Committee also utilizes the services of Alliance Advisors, an advisory and proxy solicitation firm, and the law firm of Perkins Coie LLP.

Inclusion of a Compensation Discussion and Analysis

Although as a small reporting company Digimarc is exempt from the requirement to provide a Compensation Discussion and Analysis (the “CD&A”) as part of its proxy statement, we have elected to reintroduce the CD&A this year. The CD&A is designed to provide an overview and understanding of the Company’s compensation for its named executive officers. It also provides detail on several items formerly contained in this report, including our compensation philosophy, the actions we have taken in response to prior advisory votes, the selection of our peer group, instances that can lead to forfeiture of equity compensation, the prohibition of speculative transactions involving Company stock (including hedging and pledging), the absence of problematic pay practices, cash and stock “claw back” provisions, minimum equity vesting periods and the role they play in retention and performance-based compensation, and the shift to increasing “at risk” short-term and long-term incentive compensation. Please review the CD&A to better understand the significant changes to prior compensation practices that have been driven by the Committee.

The Committee reviewed and discussed with Digimarc’s management the CD&A (required by Item 402(b) of Regulation S-K). Based on the review and discussions, the Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Digimarc’s Annual Report on Form 10-K for the year ended December 31, 2021.

No Employment Agreements Offered

The named executive officers do not have any employment agreements and are employees at will. As a significant departure from the prior practice of consecutive three-year CEO employment agreements, the current CEO has no employment agreement. Moreover, the current CEO has no severance package, and the Committee has eliminated practices in connection with payments made upon the departure of the prior CEO.

However, the named executive officers (other than Mr. Chamness, who is retiring) have change in control retention agreements that will expire at the end of 2024. They are more fully discussed in the Executive Compensation section.

Increased “At-Risk” Compensation

While this topic is addressed in more detail in the CD&A, the Committee emphasizes that all officers have significant portions of their bonus and equity compensation pay at risk, with payment tied to rigorous targets. The Committee also notes that Mr. McCormack has elected to put all but $1 of his entire 2022 compensation package at risk. The balance of salary, bonus, and stock compensation will be paid, if at all, in performance restricted stock units. See the CD&A for more detail from the Compensation and Talent Management Committee.

Management of the “Burn Rate”

In its simplest form, the “burn rate” is a method to measure the rate at which the Company issues stock and option grants under its stock plans related to the shares outstanding and the shares remaining in the grant pool. The Company’s stock administrator and the Corporate Secretary prepare a quarterly report to the Compensation and Talent Management Committee that identifies all year-to-date grants by type and purpose of grant and class of recipient. We perform a “raw” burn-rate analysis and an analysis using the ISS approach to calculating the burn rate. The Company’s utilization rates are consistently within the suggested standard deviations of the rating agencies.

Investor Feedback

We have received valuable feedback in response to our outreach to shareholders. For more details about our engagement and shareholder responsiveness, please see pages 32-33 below. In the past two years, the primary feedback indicated that the perceived flaws in executive compensation generally, and the prior 3-year CEO compensation agreement in particular, were:

•	The lack of an incentive bonus and performance-based stock components
•	Over-reliance on time-based vesting rather than inclusion of significant performance-based vesting
•	Use of stock options which are not considered by many investors to be performance-based
•	Insufficient levels of “at-risk” pay
•	The need to include more non-financial/Key Performance Indicator-type objectives in the incentive program, rather than simply financial metrics in the performance and at-risk components

The Committee openly solicits additional feedback from our investors.

•

To assist in our outreach to shareholders, we have retained Alliance Advisors LLC. Please feel free to share any appropriate information with them. Reid Pearson, our lead consultant, can be reached at rpearson@allianceadvisors.com.

•

You can also write to the Committee c/o the Corporate Secretary at Digimarc. Alternatively, you can provide information to the Corporate Secretary by email at: Robert.Chamness@digimarc.com. The Chair of the Compensation and Talent Management Committee can be reached at: Alicia.Syrett@digimarc.com. The Secretary will ensure that all communications get to the right member or members of the Board or the Committee.

•	Committee members are also available for telephonic meetings.
•	You can also vote on the annual “say-on-pay” proposal.

Information in this proxy statement describes the compensation paid to members of the Board of Directors and the Named Executive Officers of the Company. We have provided summaries on the types and amounts of compensation, and how each is determined, in paragraphs and tables.

Submitted by the Compensation and Talent

Management Committee of the Board of Directors:

Alicia Syrett, Chair

Milena Alberti-Perez

Ravi Kumar Singisetti

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (the “CD&A”) is designed to provide an overview and understanding of the Company’s compensation for its named executive officers. Biographical information relating to the following officers is set forth on pages 27-28.

•	Riley McCormack, President and Chief Executive Officer
•	Charles Beck, EVP, Chief Financial Officer and Treasurer
•	Robert Chamness, EVP, Chief Legal Officer and Secretary
•	Joel Meyer, EVP, Innovation, Specifications and Standards
•	Tony Rodriguez, EVP and Chief Technology Officer

This CD&A and accompanying tables include information with respect to Bruce Davis, former CEO, who retired effective April 12, 2021, and Robert Chamness, who will retire effective June 30, 2022.

Table of Contents

Section	Items	Page
Executive Summary

•Our Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•Aligning Strategy and Pay. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•FY 2021 Executive Transition. . . . . . . . . . . . . . . . . . . . . . . . . .

•Shareholder Engagement and Say-on-Pay (“SOP”) Results. .

•Our Response to Shareholder Feedback and Changes to 2021 and 2022 Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•Compensation and Governance Practices. . . . . . . . . . . . . . . . .

31 32 32 32 32 33
Our Compensation Process

•Compensation Philosophy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•The Role of the Compensation and Talent Management Committee, Management and Compensation Consultant. . . .

•Approach to Benchmarking. . . . . . . . . . . . . . . . . . . . . . . . . . . .

34 34 34
Our Compensation Program

•Compensation Elements and Pay Determination. . . . . . . . . . .

•Compensation Program for FY 2022. . . . . . . . . . . . . . . . . . . . .

•Base Salary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•Annual Incentive Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•Long-term Incentive Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•CEO 2021 Transitional Plan and 2022 Compensation Plan. .

35 35 36 36 37 38 38
Other Compensation Practices and Policies

•Stock Ownership Guidelines. . . . . . . . . . . . . . . . . . . . . . . . . . .

•Anti-Hedging and Anti-Pledging Provisions. . . . . . . . . . . . . .

•Claw-back Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

•Post-employment compensation. . . . . . . . . . . . . . . . . . . . . . . .

•Pay ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

39 39 39 40 40

Executive Summary

Our Strategy

After purposeful strategic transformation, Digimarc has bolstered our executive leadership, board of directors and people; streamlined our products while expanding their capabilities; and increased our commitment to being a trusted, responsible enterprise partner to the world’s leading businesses and governments.

Today, Digimarc provides powerful product digitization solutions featuring digital watermarks and other unique identifiers combined with product intelligence in the cloud. We bring products to life with a cloud-based, digital record of their journey and interactions, empowering customers with complete product visibility and actionable intelligence that enables them to run their business better.  Steps taken to power this transformation include:

1)	A re-organization to properly align functional responsibilities
2)	The addition of eight new executives, including three new areas of executive oversight (ESG & Corporate Communications, Operations, and Business Development)

3)	A thorough review of our technology components to focus our product and engineering roadmaps on the areas of highest growth and competitive differentiation
4)	The decision to wind down our Piracy Intelligence business
5)	An intense focus on organizational health as a means to increase employee engagement and clarity, which in turn allows for an increase in the speed and robustness of decision-making
6)	A more-than-doubling of the HR team to support the attraction, development and retention of talent
7)	The acquisition of the product cloud leader EVRYTHNG

We believe the broad applicability of our unique technology, applied to building products that scale and create compounding value for our customers, driven by world-class people operating in an environment of empowerment and clarity, will provide enhanced value for all our stakeholders, including shareholders.

Aligning Strategy and Pay

To reinforce Digimarc’s strategic shift, the Company has revamped the executive compensation program to ensure alignment with Digimarc’s growth strategy and shareholder value creation.

•	Increased focus on both short and long-term performance for executives with a new annual and long-term performance-based incentive program
•	Annual performance-based plan focuses on key financial and strategic drivers of success
•	New long-term performance-based incentive plan tied to internal financial and relative external market metrics

FY 2021 Executive Transition

Mr. McCormack succeeded Bruce Davis as CEO on April 12, 2021, upon Mr. Davis’s retirement. Mr. McCormack received an interim compensation package for the balance of 2021. That package and the material changes in his compensation that were made for 2022 are summarized below in the CEO Transition Section of Our Compensation Program. The executive officers are also compensated in a manner consistent with the processes and philosophy set forth below.

Shareholder Engagement and Say-on-Pay (“SOP”) Results

After three years of poor SOP results in 2018, 2019, and 2020, the Compensation and Talent Management Committee made significant changes to the pay program in 2021 and 2022 which better links executive pay with shareholder interests. The Company is on a journey and will continue to further develop these plans and programs focused on driving Company success and stakeholder value.

Shareholder feedback has been and will continue to be an important component of the pay program. During 2021 and 2022 the Company has engaged with a number of its top shareholders on topics ranging from business strategy, executive compensation, and ESG. Many of these conversations were led by the Chair of our Compensation and Talent Management Committee and included members of our management team. During 2021 and early 2022 we contacted shareholders representing approximately 82% of our outstanding stock and engaged with shareholders representing approximately 63% of our outstanding stock. Shareholders representing approximately 11% of our outstanding stock declined our invitation to engage stating they did not have any concerns.

At our 2021 Annual Meeting, our SOP advisory proposal was approved, with almost 79% of the votes cast by our shareholders voting in favor of the proposal. Encouraged by these results and the positive feedback received from our investors, the committee made more improvements for 2022.

Our Response to Shareholder Feedback and Changes to 2021 and 2022 Compensation Plans

2021 and 2022 Changes to Plans

Shareholder Feedback	2021/2022 Actions Taken in Response
▪Limited/lack of performance-based elements (short-term)

▪2021 - Implemented a new short-term cash incentive plan for executives tied to a bookings metric with 15% of what would have otherwise been a time-based long-term incentive (“LTI”) grant

▪2022 – Company kept salary levels basically flat and instead increased the short-term incentive (“STI”) to 25% focused on financial and strategic measures of success with all executives tied to the same performance to enhance collaboration, teamwork and joint accountability

Financial measure to be focused on “Annual Recurring Revenue” (“ARR”) – consistent with Company’s strategic focus on growing the subscription-based business

Strategic measures focus on integrating the EVRYTHNG acquisition to be one seamless organization and improvement in employee engagement focused on collaboration, teamwork, clarity of vision and role in Company’s success, in order to drive efficiency, productivity and growth

▪Limited/lack of performance-based elements (long-term)

▪2022 – Implemented a new performance-based equity plan for all Executives focused on financial and market growth for the PSU metrics

PSUs cliff vest after three years

Performance tied 50% to subscription revenue in 2024 and 50% to relative Total Shareholder Return (“TSR”) vs. a small cap industry-related index

▪Named Executive Officers (“NEOs”) should have material portion of compensation at risk

▪2022 – CEO will have 100% of compensation at risk and other NEOs now have almost 50% of their incentive compensation at risk with the short-term cash incentive and PSUs; with an expectation that the percentage at risk will continue to increase year-over-year

▪Former CEO Compensation is excessive (including Salary)

▪There is a new CEO as of April 2021 and there has been a significant reduction in CEO pay from 2020

▪2021 – new CEO took $1 in salary and $250,071 in equity with a focus on restructuring the business for long-term success

▪2022 – CEO’s compensation was set at a size-adjusted market level relative to peer group and Radford Technology Survey

▪2022 - 100% of CEO compensation will be tied to performance with the potential to earn nothing

The CEO has chosen to take his salary in long-term PSUs similar to his LTI performance-based equity which will vest in three years based on the same metrics and goals as set for the executives

The CEO has chosen to take his short-term incentives in STI PSUs aligned with the same metrics and goals as his executive team

The PSUs have threshold minimums which need to be achieved for the CEO to receive any compensation

▪CEO provided a large severance	▪2021/2022 – Going forward no named executive officer including the CEO has an employment or severance agreement; all named executives are “at will” employees
▪Peer Group revenue size is large	▪2022 – Given that the peer group companies are larger in size than Digimarc, the CEO and other NEO compensation has been size-adjusted relative to the peer group and Radford Technology Survey

Compensation and Governance Practices

The Compensation and Talent Management Committee regularly reviews best practices in executive compensation and governance. A summary of “What We Do” and “What We Don’t Do” is listed below

What We Do	What We Don’t Do

•Pay for Performance philosophy and culture

•Strong emphasis on performance-based incentive awards

•New performance-based long-term equity awards for 2022 focused on growth and shareholder value

•Robust Stock Ownership and Retention Guidelines

•Incentive Compensation Recovery Policy (“Claw-Backs”) that covers short and long-term incentive awards

•Restrictions on short-term or speculative securities transactions

•Double trigger change of control vesting provisions

•Independent Committee oversight

•Independent Compensation Consultant

•No hedging and pledging of Digimarc stock •No perquisites •No employment contracts for NEOs •No excise tax gross ups •No individual severance agreements with NEOs and other members of management

Our Compensation Process

Compensation Philosophy

In the broad sense, Digimarc’s goals for its executive compensation program are to (1) attract, retain, motivate and appropriately reward the Company’s executive officers, and (2) align the interests of the Company’s executive officers with those of Digimarc shareholders. Digimarc seeks to accomplish these goals in a way that rewards performance and is aligned with its shareholders’ long-term interests. For 2022, the primary objectives of the plan were expanded to:

(1) provide a competitive target compensation opportunity

(2) align the interest of the Company’s executive officers with those of Digimarc shareholders, with a reward for long-term value creation

(3) reward for short-term and long-term performance that is aligned with creating shareholder value

(4) create internal equity and collaborative focus for the executive team

(5) ensure compensation provides attractive fixed compensation, with an increased focus on performance

(6) create a greater pay for performance alignment, providing upside leverage for greater performance and wealth creation

(7) align with standards of good governance

(8) keep the program as simple as possible and yet achieve the desired objectives

In 2022, the executive compensation program is intended to reward long term value creation, the successful integration of the EVRYTHNG acquisition and the integration of our platforms, and improvement in the organizational health of the Company.

The Role of the Committee, Management, and Compensation Consultant

Independent Compensation and Talent Management Committee: Executive compensation is reviewed and established by a Compensation and Talent Management Committee of the Board consisting solely of independent directors. The Compensation and Talent Management Committee periodically meets in executive session or working group meetings, without the executive officers being present, to discuss and determine the annual named executive officers’ compensation. The Compensation and Talent Management Committee receives data, analysis and input from an independent compensation consultant that does not perform any additional services for Digimarc’s management and works solely for the Committee. The Committee also solicits and values the comments and recommendations of our investors and has actively reached out to over 82% of shareholders on this issue. Finally, the Board added three new members to the Committee.

Management: The CEO reports regularly to the Board of Directors and the Compensation and Talent Management Committee information regarding the individual and collective performance of the executive officers and makes recommendations, in consultation with the independent compensation consultant, on each executive officer’s total compensation package, including the components thereof. The Committee considers such recommendations as one set of data in making their decisions.

Independent Compensation Consultant: In 2020, the Compensation and Talent Management Committee retained Compensia to provide data and make recommendations with respect to 2021 executive compensation. In the latter half of FY 2021, the Committee retained Farient Advisors LLC to assist in designing a market competitive performance-based compensation program for all executives, tied to financial, strategic and market metrics. The Committee relies on its independent compensation consultant with respect to the data upon which the program is made, and to make recommendations for appropriate types and allocations of cash and equity compensation relative to the peer group and business objectives. The Committee also relies on Perkins Coie LLP to provide legal research and analysis and to draft and review policies and agreements. All Committee advisors and consultants are required to provide an annual independence assessment to the Committee.

Approach to Benchmarking

Our primary data sources for evaluating all elements of compensation for our CEO is data compiled by our independent compensation consultant, Farient Advisors. For FY 2022, the CEO compensation was based on the Company’s peer group, size adjusted for Digimarc, and the Radford Global Technology Survey, again considering relevant size groupings. For our other NEOs, our primary data source is the Radford Global Technology Survey.

In setting executive compensation, the Committee uses compensation data about other companies in our designated peer group as a reference point to provide a framework for its compensation decisions. These companies were chosen because their size and lines of business were deemed to be comparable to Digimarc as it currently exists and as it intends to be within a three-year horizon.

In prior years, the Company worked with its compensation consultant to identify key criteria for peer group development and has only made small adjustments to the peer group since. Criteria at the time included:

•	Technology companies with similar industry focus
•	Median revenues of generally less than $100 million
•	Market capitalization generally between $100 million and $1 billion

Given that the Company’s peers have larger revenues, Digimarc has size-adjusted the CEO’s compensation to establish a market compensation level for target performance.

For 2021, the Compensation and Talent Management Committee approved the Company’s peer group, comprised of the following 16 listed companies:

American SoftwareBrightcoveCEVAeGain GTY Technology HoldingsImmersionImpinjMitek Systems

NVE CorpORBCOMMPark City GroupPDF Solutions

Smith Micro SoftwareUpland SoftwareVirnetX Holding CorpZix

This peer group is similar to the 2020 peer group but was updated to remove companies that had been acquired and no longer reported data. During 2021 and early 2022, two additional companies – ORBCOMM and Zix – were also acquired and are no longer reporting data. In consideration of its new strategy, and acquisition, Digimarc will review the peer group and make appropriate changes for the 2023 compensation analysis.

Our Compensation Program

Compensation Elements and Pay Determination

There are three primary components of the executive compensation program: (1) base salary, (2) a short-term incentive in the form of a cash bonus, and (3) a long-term incentive that is comprised of time-based Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). The Committee believes that a material portion of any officer’s compensation must be “at-risk,” so all officers have a short-term incentive element (a performance bonus) included in their compensation packages. “At risk” also means that a threshold level should be met before any bonus is paid, and once that threshold is met, there should be an escalating scale which encourages achieving and exceeding the targets. The same principle applies to performance-based equity grants.

Compensation Program for FY 2022

Pay Element	Form	Description	Rationale
Salary	Cash(1)

•Fixed component of pay targeted at the median of the market

•Reviewed annually, and takes into consideration executive’s level of responsibility, experience, knowledge, future potential and competitive market data

•Designed to promote excellence in the day-to-day management and operation of the business
Annual Incentive Plan	Cash/PSUs(2)

•Variable compensation component linked to Company financial and strategic goals

•Tied to achievement of ARR – a leading indicator of growth

•Tied to achievement of strategic goals focused on integrating the EVRYTHNG acquisition and strategic clarity, leadership and teamwork objectives

•All executives tied to the same goals

•Executives can earn 0% - 200% of their target award based on achievement of pre-established targets

•Incentivizes executives to focus on top line growth •Reinforces key priorities of the organization •Enhances collaboration and teamwork

Long-term Incentive Plan	RSUs/PSUs(3)

•Variable compensation component linked to Company financial and stock performance

•PSUs – cliff vest in 3 years tied to growth

Subscription Revenue (50%)

Relative TSR vs. Small Cap Software & Services Index (50%)

Executives can earn 0% - 200% of their target award based on achievement of pre-established absolute and relative targets

•RSUs – vest quarterly over 3 years

•Intended to motivate and reward executive contribution to achieving Company’s long-term growth objectives and increasing shareholder value •Also serves as retention mechanism
(1)	The CEO has selected to receive long-term PSUs tied to the same metrics as the long-term incentive plan in lieu of salary for 2022

(2)	The CEO receives PSUs in lieu of cash for the annual incentive plan with metrics and leverage aligned with executive annual incentive plan

(3)	The CEO has chosen to receive his long-term equity 100% in PSUs requiring performance thresholds to be met to receive any compensation

Digimarc believes that its 2022 executive compensation program, which emphasizes long-term time- and performance-based equity awards and short-term performance-based bonuses, is strongly aligned with the long-term interests of its shareholders.

Base Salary

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. Base salary is determined by market median data for their respective positions, individual performance and competitive pay positioning. The Committee held salaries relatively flat from prior year as to increase focus on the annual performance-based incentive plan which requires executive to achieve rigorous growth goals.

Executive	2021 Salary	2022 Salary
Riley McCormack	$1	$400,000(1)
Charles Beck	$371,315	$375,000
Joel Meyer	$356,895	$360,000
Tony Rodriguez	$309,000	$325,000
Robert Chamness	$339,900	$339,900
(1)	Mr. McCormack’s base salary will be paid as $1 in cash and the balance in PSUs

Annual Incentive Plan

The annual incentive plan is meant to reward executives for achieving short-term goals key to the Company’s success. In 2021, the Company added a small cash incentive plan that was funded by taking approximately 15% of each executive’s proposed time-based restricted stock value and turning that amount into a bonus pool, and the remaining 85% was awarded as time-based restricted stock. As noted in the following table, that target bonus pool averaged approximately 15.5% of the amount of the base compensation for the executives; however, no bonus was paid in 2021 because the Company did not achieve the bookings metric that triggered payment.

For 2022, the executives’ targets were increased from approximately 15.5% to 25% of salary (in lieu of salary increases). The intent was to focus the mix of compensation more on performance, resulting in higher payouts for extraordinary results, while maintaining market level compensation for target performance. The targets for the CEO and other NEOs, as described above, were size-adjusted and more in-line with similarly sized companies, with a greater focus on performance. Digimarc expects to continue shifting the compensation mix to be more performance-based in 2023 and subsequent years.

Executive	2021 Target Bonus	2021 Target Bonus as % of Salary	2022 Target Bonus	2022 Target Bonus as a % of Salary
Riley McCormack	N/A	N/A	$260,000	65%
Charles Beck	$58,000	15.6%	$94,000	25%
Joel Meyer	$50,000	14.0%	$90,000	25%
Tony Rodriguez	$51,000	16.5%	$81,000	25%
Robert Chamness	$55,000	16.2%	$0	0%

Executives will have an opportunity to receive 0% to 200% of their target based on performance goals. Threshold goals will yield 50% of target, while stretch goals could yield up to 200%.

The Committee determined that for 2021, the key performance measure for officers was to achieve the Company’s bookings targets. Widespread adoption of the Company’s products and services, reflected in growing bookings, was the goal underlying this performance measure, because growing bookings was considered the best indicator of long-term growth in revenue. The Committee determined that the 2021 bookings targets were the appropriate measure to determine whether wide-spread adoption was achieved.

With respect to performance-based bonus compensation and performance shares tied to established performance goals, the Company does not exercise discretion to pay compensation if the performance goals are not achieved. For example, in 2021, the Company did not achieve its bookings targets under the short-term incentive bonus plan, and no bonus payments were made to any officer of the Company. The Company has, from time to time, paid discretionary bonuses to executive officers for what were considered exceptional results, but not as an exception to or contravention of established performance goals.

All executive performance metrics in the 2022 plan continue to reflect longer-term Company performance. The program does not have individual objectives or targets, although the contributions of each individual to the achievement of the goals will vary by area. The Company believes that this approach generates accountability among all members of the executive team and will cause members to assist each other in meeting the performance goals. Performance components and metrics for 2022 are discussed above in Our Compensation Program.

Long-term Incentive Plan

For 2022, Digimarc has implemented a new performance-based equity plan for all executive officers. The plan provides for equity from 0% to 200% of the target amount tied to a mix of revenue growth and relative shareholder return, which will cliff vest in three years based on the Company’s performance on both of these metrics (split 50/50). Additionally, executives will continue to receive a portion of their equity in time-based restricted stock units (with the exception of the CEO). Many of the officers have much of their net worth in Digimarc shares, which increases the alignment of interest with shareholders as the result. In addition, the Committee believes that all employees should be shareholders, and that the employees have an increased incentive to perform and meet deliverables and key performance indicators because of that alignment. The Committee believes that equity is the primary tool that aligns the interest of Company executives with the shareholders, in that it provides an increasing return to executives to the extent that the market price of our common stock appreciates, thereby creating an incentive to increase shareholder value over a longer term, and when the stock price decreases, the executives feel the pain that the shareholders feel.

Executive	2021 Target LTI Value	2022 Target LTI Value
Riley McCormack	N/A	$850,000
Charles Beck	$331,340	$325,000
Joel Meyer	$285,265	$300,000
Tony Rodriguez	$289,000	$300,000
Robert Chamness	$314,255	$0

Generally, all stock granted by Digimarc can be forfeited if the recipient does not perform as anticipated. The most obvious circumstances involve performance shares, where the shares are forfeited if the preconditions to vesting are not achieved as well as if the employee does not remain employed until the equity vests after the end of the applicable performance period. For employees who are placed on performance improvement plans to address performance deficiencies, additional stock grants will be deferred pending the successful completion of the improvement plan or cancelled upon termination of employment. Continued vesting can also be suspended under certain circumstances.

Benefits

No Perquisites. We do not provide perquisites or other personal benefits to our named executive officers, other than those benefits provided for all other employees. The Company does not engage in lending, gross-ups or other questionable compensation practices.

CEO 2021 Transitional Plan and 2022 Compensation Plan

Effective April 12, 2021, the Company entered into a transitional compensation program with Mr. McCormack for the remainder of the year that was favorable to the Company in total amount and terms and conditions. Perhaps as significant as the material reduction in total compensation was the mutual decision not to enter into a CEO employment agreement, but rather to do an annual review similar to that conducted with other executive officers.

In connection with his appointment as President and Chief Executive Officer, Mr. McCormack received the following compensation package and benefits:

•	an annual salary of $1
•	a grant of restricted shares of the Company’s stock having a fair value of $250,071 on the date of grant, vesting in four quarterly tranches over a one-year period
•	the same health, disability, retirement, death and other fringe benefits as are generally provided to the Company’s other executives
•

no severance is payable to Mr. McCormack in the event that his employment with the Company terminates, except for possible payments under a change-in-control retention agreement which Mr. McCormack and the Company entered into effective January 1, 2022.

For 2022, the Company entered into a new compensation arrangement with Mr. McCormack which provided for market-based compensation levels. The market-based compensation was size-adjusted vs. Digimarc’s peers for target compensation but provides for greater compensation for outperformance both on a growth and market basis over the long-term. Mr. McCormack’s targeted compensation for 2022 will be:

•

$400,000 for base salary – which Mr. McCormack has chosen to receive as $1 in cash and the balance in 3-year performance stock units tied to the Company’s revenue growth and relative shareholder returns

•

65% target opportunity for the STI plan which Mr. McCormack has chosen to receive in PSUs for a greater alignment of short- and long-term performance of the Company. His goals will be the same as all executives in the plan

•

$850,000 target under the LTI plan. Mr. McCormack was given the choice of receiving 75% to 100% of the equity in PSUs and has selected to receive 100% in PSUs tied to the 3-year cliff vested performance goals stated above for all executives

Based on Mr. McCormack’s election, 100% of his compensation will be tied to performance, with over 80% tied to three-year PSUs based on stringent growth goals and relative share performance.

With the retirement of Mr. Davis from his position as Chairman and CEO effective April 12, 2021, a separation agreement was executed, certain payments under his employment agreement were accelerated pursuant to its terms, and Mr. McCormack assumed the position of President and Chief Executive Officer. Details of the payout to Mr. Davis are disclosed in the compensation tables and accompanying narrative below.

Other Compensation Practices and Policies

Stock Ownership Guidelines

Our directors and named executive officers are subject to robust stock ownership guidelines. Under our guidelines, named executive officers and directors are required to own Company stock as a means of supporting alignment with the interests of our long-term shareholders. The Board believes that it is important for its members and named executive officers to hold baseline amounts of Company stock to meet that objective. The Board reviewed the prior stock ownership guidelines and in 2021 increased the level of required holdings to the following amounts:

•	for non-employee directors: 6x their regular annual Board service cash retainer
•	for the Chief Executive Officer: 6x annual base pay
•	for the other named executive officers: 3x annual base pay

To calculate the number of shares necessary to satisfy our Stock Ownership Guidelines, we include the following shares: (1) shares owned directly (or indirectly through a 401(k) plan or Employee Stock Purchase Plan); and (2) unvested restricted stock awards and RSUs that vest based solely on continued service, and PSUs that have actually been earned based on performance but remain subject to time-based vesting, based on an estimated net-after tax number of shares. In August 2021, we eliminated vested but unexercised stock options from the calculation. For converting the targeted value to a number of shares, we use the higher of the 20 days moving average price of our common stock at the end of our most recent fiscal year or the end of each fiscal quarter of the most recent fiscal year.

To support compliance with our Stock Ownership Guidelines, we have established rigorous retention requirements that limit the ability of non-employee directors and named executive officers to sell Company stock until/unless the individual is in compliance with the Stock Ownership Guidelines, as follows:

•	100% of net vested securities if holdings are below 50% of the ownership requirement and
•	75% of net vested securities if holdings are between 50% and 100% of the ownership requirement

Directors and executives are strongly encouraged to reach their required stock ownership level in no more than five years.

As of December 31, 2021, the most recent measurement period under the Stock Ownership Guidelines, all of the named executive officers, including the CEO, and all of the directors then serving (except for one director elected to the Board in late 2020 and two directors elected in 2021) exceeded the enhanced guideline ownership requirements. Our new Directors are on track for compliance.

Anti-Hedging and Anti-Pledging Provisions

Hedging and pledging of Company stock is expressly prohibited for all officers, directors and employees. Moreover, short-term and speculative transactions (expressly including hedging or pledging of Company stock) are prohibited for all officers, directors and employees under Digimarc’s insider trading policy. The Company has determined that there is a substantial likelihood for the appearance of improper conduct by Company personnel when they engage in short-term or speculative securities transactions. Therefore, Company officers, directors and employees are prohibited from engaging in any of the following activities involving the Company’s shares:

•	purchasing the Company’s securities on margin
•	short sales
•	buying or selling puts or calls
•	trading in options (other than those granted by the Company)
•	pledging Company securities as collateral for a loan
•	any hedging or monetization transaction, such as zero-cost collars and forward sale contracts

Claw-back Policy

In February 2019, our Board of Directors adopted revised Corporate Governance Guidelines. Digimarc will seek to recover any type of incentive compensation awarded or paid to an officer or employee if the result of the performance measure upon which the award was based or paid is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment. In addition, if an officer or employee of the Company engages in intentional misconduct that contributes to the award or payment to that person of incentive compensation in a greater amount than would have been paid or awarded in the absence of the misconduct, the Company will take other remedial and recovery action under its “claw-back” policy, as determined by the Compensation and Talent Management Committee in its discretion.

Post-Employment Compensation/Change-in-Control

There are currently no employment agreements or plans other than the Change in Control Retention Agreements entered into with each of the executive officers. These are double trigger agreements, which generally require both an actual change in control and a termination without cause or material diminution in the roles and responsibilities of the affected executive.

Pay Ratio

We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. McCormack, our President and CEO. For 2021, our last completed fiscal year: (i) the median of the annual total compensation of all employees of our Company (other than our CEO) was $145,500, and (ii) the total annual compensation of our CEO was $250,072. Based on this information, for 2021, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 1.7 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows. We determined that as of December 31, 2021, our employee population consisted of approximately 219 individuals working at our parent company and its consolidated subsidiaries, with 98.2% of these individuals located in the United States, 1.4% located in Europe, and 0.4% located in Asia. We selected December 31, 2021, as the date upon which we would identify the median employee because it enabled us to make such identification in a reasonably efficient and economical manner and allowed us to exclude from our calculation the seasonal workers who assist us during the summer and to exclude the EVRYTHNG employees who joined us on January 3, 2022.

To identify the median employee from our employee population, we calculated each employee’s target annual compensation for 2021 based on information from the Company’s human resources and payroll records, which included the annual base salary for salaried employees, prorated for employees hired during 2021; hourly rate multiplied by standard weekly hours worked for hourly employees, prorated for employees hired during 2021; any annual corporate bonus or other compensation at target; and the grant date fair value of equity incentives granted during 2021. All compensation elements for non-U.S. employees were converted to U.S. dollars using monthly exchange rates used by our accounting department. We did not make any cost-of-living adjustments in identifying the median employee. Using this methodology, we determined that the median employee was a full-time, salaried employee located in one of our U.S. locations.

With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $145,500, which included base pay, any overtime pay, stock, bonuses, and any cash out under the Company’s policy. With respect to the annual total compensation of our President and CEO, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table included in this proxy statement and incorporated by reference under Item 11 of Part III of our Annual Report on Form 10-K.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Compensation Paid to Named Executive Officers in 2021 and its Components

2021 SUMMARY COMPENSATION TABLE

The following table contains information in summary form concerning the compensation earned by our named executive officers for the years ended December 31, 2019, 2020 and 2021.

Name and Principal Position	Year	Salary ($)	Incentive Compensation ($)	Stock Awards ($)(1)		Option Awards ($)(1)	All Other Compensation ($)(3)	Total ($)
Bruce Davis	2021	$785,000	$—	$—		$—	$76,034	$861,034
Former Chief Executive Officer and Chairman of the Board	2020	$785,044	$—	$2,061,453		$772,800	$55,822	$3,675,119
	2019	$769,822	$—	$—		$1,640,000	$58,504	$2,468,326

Riley McCormack	2021	$1	$—	$250,071	(2)	$—	$40,000	$290,072
Chief Executive Officer and President

Charles Beck	2021	$371,315	$—	$331,458		$—	$12,125	$714,898
Executive Vice President, Chief Financial Officer and Treasurer	2020	$360,500	$—	$378,091		$—	$12,000	$750,591
	2019	$350,000	$—	$360,188		$—	$11,750	$721,938

Robert Chamness	2021	$339,900	$—	$314,424		$—	$13,750	$668,074
Executive Vice President, Chief Legal Officer and Secretary	2020	$330,000	$33,000	$325,790		$—	$13,625	$702,415
	2019	$330,000	$—	$310,276		$—	$13,250	$653,526

Joel Meyer	2021	$356,895	$—	$285,324		$—	$12,603	$654,822
Executive Vice President, Innovation, Specifications & Standards	2020	$339,900	$—	$325,790		$—	$13,073	$678,763
	2019	$330,000	$—	$310,276		$—	$15,250	$655,526

Tony Rodriguez	2021	$309,000	$—	$289,582		$—	$13,750	$612,332
Executive Vice President and Chief Technology Officer	2020	$309,000	$—	$357,389		$—	$13,625	$680,014
	2019	$300,000	$—	$340,074		$—	$13,000	$653,074

(1)

These amounts generally do not reflect compensation actually received by the named executive officer. These amounts instead represent the aggregate grant date fair value of the stock awards granted for 2019, 2020 and 2021, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718 “Compensation – Stock Compensation.” A summary of the assumptions we applied in calculating these estimates is set forth in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the respective fiscal years. The awards for which the aggregate grant date fair value is shown in this column include awards described under the 2021 Outstanding Equity Awards at Fiscal Year-End Table.

(2)

Because Mr. McCormack made an election under Internal Revenue Code section 83(b) to include as taxable compensation the grant date fair value of this stock award, the amount reflects compensation actually received.

(3)

The amount for Mr. McCormack consists of cash compensation for his service as a member of the Board and of each of the Compensation and Talent Management Committee, the Governance, Nominating, and Sustainability Committee, and the Market Development Committee and as Lead Director prior to becoming CEO on April 12, 2021, which amount was accrued and payable for the period in which service occurred without proration, but the actual payments were made in arrears, consistent with normal practices under the director compensation policy. These amounts otherwise generally consist of matching contributions to our 401(k) plan in the following amounts: Mr. Davis, $13,625, Mr. Beck, $12,125, Mr. Chamness, $13,750, Mr. Meyer, $12,603, and Mr. Rodriguez, $13,750. The amount for Mr. Davis also includes life insurance premiums of $60,661 paid by the Company in 2021 pursuant to his employment agreement.

Equity Compensation

2021 GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to awards granted during the year ended December 31, 2021, to each of the named executive officers.

Name	Type of Award	Grant Date	Approval Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Bruce Davis	—	—	—	—	—

Riley McCormack	Restricted Stock Award	4/12/2021	4/12/2021	8,644	$250,071	(2)

Charles Beck	Restricted Stock Award	2/15/2021	12/18/2020	7,472	$331,458

Robert Chamness	Restricted Stock Award	2/15/2021	12/18/2020	7,088	$314,424

Joel Meyer	Restricted Stock Award	2/15/2021	12/18/2020	6,432	$285,324

Tony Rodriguez	Restricted Stock Award	2/15/2021	12/18/2020	6,528	$289,582

(1)

These amounts generally do not reflect compensation actually received by the named executive officer. These amounts represent the aggregate grant date fair value of these awards computed in accordance with FASB ASC Topic 718. A summary of the assumptions we applied in calculating these estimates is set forth in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The awards for which the grant date fair value is shown in this column include awards included in the 2021 Summary Compensation Table and in the 2021 Outstanding Equity Awards at Fiscal Year-End Table.

(2)

Because Mr. McCormack made an election under Internal Revenue Code section 83(b) to include as taxable compensation the grant date fair value of this stock award, the amount reflects compensation actually received.

The awards in the 2021 Grants of Plan-Based Awards Table include awards that are also described in the 2021 Summary Compensation Table.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Equity Compensation

Equity awards are made to our other named executive officers in accordance with the provisions of the 2018 Incentive Plan. Mr. Davis was not granted any equity awards during the year ended December 31, 2021. Restricted stock awards granted to our named executive officers generally vest quarterly over a three-year or four-year period, following the date of grant, contingent upon the executive officer’s continued employment with us.

Salary in Proportion to Total Compensation

In 2021, Mr. Davis, Mr. McCormack, Mr. Beck, Mr. Meyer, Mr. Chamness and Mr. Rodriguez received 91%, 0%, 52%, 55%, 51%, and 50%, respectively, of their total compensation reported in the Summary Compensation Table in the form of base salary.

2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides summary information, as to the named executive officers, concerning outstanding equity awards as of December 31, 2021.

		Option Awards				Stock Awards (1)
	Grant	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not		Market Value Shares or Units of Stock That Have Not
Name	Date	(#) Exercisable	(#) Unexercisable	Price ($)	Date	(#) Vested		($) Vested
Bruce Davis	9/1/2019	50,000	—	$39.54	9/1/2029

Riley McCormack	4/12/2021					4,364	(2)	$172,291
	10/27/2020					4,322	(3)	$170,633

Charles Beck	2/15/2021					6,071		$239,683
	2/15/2020					6,246		$246,592
	2/15/2019					4,835		$190,886
	2/15/2018					743		$29,334

Robert Chamness	2/15/2021					5,759		$227,365
	2/15/2020					5,382		$212,481
	2/15/2019					4,165		$164,434
	2/15/2018					640		$25,267

Joel Meyer	2/15/2021					5,226		$206,322
	2/15/2020					5,382		$212,481
	2/15/2019					4,165		$164,434
	2/15/2018					640		$25,267

Tony Rodriguez	2/15/2021					5,304		$209,402
	2/15/2020					5,904		$233,090
	2/15/2019					4,565		$180,226
	2/15/2018					661		$26,096

(1)

Stock awards generally vest quarterly over a four-year period, unless otherwise footnoted, following the date of grant contingent upon the executive officer’s continued employment with us. Starting in 2022, the awards will generally vest over a three-year period.

(2)

Stock award vests quarterly over a one-year period, following the date of grant contingent upon Mr. McCormack’s continued employment with us. Mr. McCormack made an election under Internal Revenue Code section 83(b) to include as taxable compensation the grant date fair value of this stock award.

(3)

Stock award granted with respect to Mr. McCormack’s service as a non-employee director vests with respect to 1/3 of the shares on each of the first three anniversaries of the grant date contingent upon his continued service or employment with us. Mr. McCormack made an election under Internal Revenue Code section 83(b) to include as taxable compensation the grant date fair value of this stock award.

The awards in the 2021 Outstanding Equity Awards at Fiscal Year-End Table include awards that are also described in the 2021 Summary Compensation Table and 2021 Grants of Plan-Based Awards Table.

Equity Value Realized by Officers in 2021

2021 OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides summary information for each of the named executive officers who exercised stock options to purchase shares of our common stock or had restricted stock awards that vested in 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bruce Davis	220,000	$2,256,300	112,446	$3,935,610

Riley McCormack	—	$—	6,504	$238,903	(1)

Charles Beck	—	$—	11,813	$444,814

Robert Chamness	—	$—	10,371	$390,696

Joel Meyer	—	$—	10,248	$386,371
(1)

Because Mr. McCormack made an election under Internal Revenue Code section 83(b) to include as taxable compensation the grant date fair value of his stock award, the amount reported does not represent compensation actually received.

Potential Payments upon Termination or Change-in-Control

There are several scenarios wherein payments can be made to executives upon termination or change-in-control of the Company.  These scenarios include payments made pursuant to Change of Control Retention Agreements, the normal operation of the 2018 Stock Incentive Plan, and severance or separation agreements.  A table at the end of this section sets forth the potential payments under these scenarios.

 New Change of Control Retention Agreements

Effective January 1, 2022, the Compensation and Talent Management Committee approved a new form of Change of Control Retention Agreement to be entered into by and between Digimarc and four named executive officers of the Company: Messrs. Beck, McCormack, Meyer, and Rodriguez. The Change of Control Retention Agreements are effective through the period ending December 31, 2024. The agreements contain a “double trigger” and provide for certain severance benefits in the event of termination of the executive without cause by Digimarc, or termination by the executive for Good Reason, within 12 months following a change of control of Digimarc during the term of the Change of Control Retention Agreement. “Cause” is defined as willful misconduct that is significantly injurious to us; fraud, dishonesty, embezzlement, misrepresentation or theft of Digimarc property; conviction of (or plea of no contest to) a felony or crime involving moral turpitude; breach of any agreement with Digimarc; unauthorized disclosure of Digimarc’s proprietary or confidential information or breach of any confidentiality/invention/proprietary information agreement(s) with Digimarc; violation of our Code of Ethics, Code of Business Conduct or any other employment rule, code or policy; continued failure or refusal to follow our lawful instructions after five days has passed following delivery of a written notice identifying the failure or refusal; a court order or a consent decree barring the executive from serving as an officer or director of a public company; or continued failure to meet and sustain an acceptable level of performance of the executive’s duties and obligations to Digimarc for thirty days following notice of failure to perform.

Termination of the Executive for “Good Reason” is defined as a substantial reduction in duties or responsibilities (with certain exceptions); a material reduction in base salary, benefits or total cash compensation, other than as part of an overall reduction for all employees at the same level; a mandatory transfer to another geographic location more than 35 miles from the prior location of employment, other than normal business travel obligations; the failure of a successor to Digimarc to assume the obligations under the agreement; or Digimarc’s failure to comply with its obligations under the agreement.

The severance benefits payable upon such a termination include 12 months’ salary and up to 18 months premiums necessary to continue the executive’s health insurance coverage under our health insurance plan.

In consideration for the post-termination payments described above, Messrs. Beck, McCormack, Meyer, and Rodriguez must execute and not revoke a settlement agreement and general release related to their employment and termination.

Stock Options and Restricted Stock under the 2018 Incentive Plan

The 2018 Incentive Plan provides that, unless the Compensation and Talent Management Committee otherwise determines in the grant document, an employment agreement or other agreement between the plan participant and us, all outstanding awards that are not performance shares or performance units will fully vest and become exercisable or payable immediately prior to a change in control (as defined in the 2018 Incentive Plan). In the event of a change in control which constitutes a company transaction (as defined in the 2018 Incentive Plan) all outstanding stock options that vest solely based on continued service will become fully vested and immediately exercisable or payable if and to the extent that the awards are not assumed or replaced by the successor company; if and to the extent that the awards are assumed or replaced by the successor company, such awards will become fully vested and immediately exercisable or payable if the named executive officer’s employment is terminated other than voluntarily without good reason within 24 months following the change in control. Notwithstanding the foregoing, the Compensation and Talent Management Committee has discretionary authority to determine the terms and conditions of any award granted under the 2018 Incentive Plan. In the event a named executive officer’s employment terminates as a result of their retirement, death or disability, the executive’s restricted stock awards will generally fully vest and become payable and vested stock options will generally remain exercisable until the earlier of the one-year anniversary of their termination and the original option expiration date. In the event a named executive officer’s employment is terminated by us without cause, the executive’s restricted stock awards will generally fully vest and become payable.

Separation Agreement with Former Chief Executive Officer

Digimarc entered into a Separation Agreement and General Release with Mr. Davis in connection with his retirement as President and Chief Executive Officer and as Chairman and member of the Board, effective as of April 12, 2021 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Davis’s stock options, restricted stock and units that vest solely based on continued service, and performance-vesting restricted stock units that are earned and remain subject to time-based vesting, became immediately vested and exercisable or payable with respect to the number of shares that would have vested if Mr. Davis’s employment had continued for an additional twenty-four months from the effective date, and his right to exercise vested stock options was extended until the earliest of (i) twenty-eight months from the effective date, (ii) the latest date the particular stock option could have expired by its original terms under any circumstances, or (iii) the tenth anniversary of the original date of grant of the particular stock option. Digimarc is also obligated to continue to pay Mr. Davis his annual salary of $785,000 for twenty-eight months from the effective date. Digimarc also agreed to pay COBRA premiums or, in certain circumstances, the cash equivalent, for Mr. Davis and his dependents to the extent they elect and remain entitled to such coverage under Digimarc’s group health plans for a period of up to twenty-eight months following the effective date. In addition, Digimarc agreed to make premium payments on Mr. Davis’s existing term life insurance policy through August 10, 2023.

Table of Potential Payments upon Termination or Change-in-Control

The following table summarizes potential payments upon termination of employment or a change in control to each of the named executive officers employed on the last day of our most recently completed fiscal year, and actual amounts for Mr. Davis upon his retirement. Other than for Mr. Davis, the amounts set forth in the table assume that the triggering event occurred on the last business day of our last completed fiscal year and that our stock price was the closing market price per share on that date.

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Termination Upon Death or Disability	Change in Control
Bruce Davis (1)	Restricted Stock Vesting Acceleration	$—	$—	$—	$—
	Stock Option Vesting Acceleration	$—	$—	$—	$—
	Salary Continuation	$1,308,333	$1,308,333	$—	$—
	Benefits	$34,464	$34,464	$—	$—
	Total Value	$1,342,797	$1,342,797	$—	$—

Riley McCormack	Restricted Stock Vesting Acceleration	$—	$342,923	$342,923	$342,923
	Salary Continuation (2)	$—	$1	$—	$—
	Benefits	$—	$44,622	$—	$—
	Total Value	$—	$387,546	$342,923	$342,923

Charles Beck	Restricted Stock Vesting Acceleration	$—	$706,495	$706,495	$706,495
	Salary Continuation (2)	$—	$375,000	$—	$—
	Benefits	$—	$14,843	$—	$—
	Total Value	$—	$1,096,338	$706,495	$706,495

Joel Meyer	Restricted Stock Vesting Acceleration	$—	$608,505	$608,505	$608,505
	Salary Continuation (2)	$—	$360,000	$—	$—
	Benefits	$—	$14,843	$—	$—
	Total Value	$—	$983,348	$608,505	$608,505

Tony Rodriguez	Restricted Stock Vesting	$—	$648,814	$648,814	$648,814
	Salary Continuation (2)	$—	$325,000	$—	$—
	Benefits	$—	$14,843	$—	$—
	Total Value	$—	$988,657	$648,814	$648,814

(1)	Mr. Davis retired as our CEO effective April 12, 2021, and the values for restricted stock and stock option vesting acceleration reflect the closing market price per share on that date.
(2)	The salary continuation amounts are based on the named executive officer’s base salary in effect on December 31, 2021, the last business day of 2021.

 EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our compensation plans under which our equity securities are authorized for issuance to our employees or non-employees, including directors, as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise price of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	50,000	$39.54	1,004,484
Equity compensation plans not approved by security holders	—	—	—
Total	50,000	$39.54	$1,004,484

(1)	Consists of shares of our common stock issuable upon exercise of awards granted under the Digimarc Corporation 2018 Incentive Plan.

Shares available for issuance under our 2018 Incentive Plan may be granted pursuant to stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance shares, performance units and cash-based awards, which may be granted to officers, directors, employees, consultants, agents, advisors and independent contractors who provide services to us and our affiliated companies.

Our non-employee directors receive restricted stock under our Equity Compensation Program for Non-Employee Directors adopted by the Board of Directors and administered under our 2018 Incentive Plan. Each non-employee director receives an initial grant of restricted stock having an aggregate value of approximately $200,000. The restrictions lapse in equal installments on each of the first three anniversaries of the grant. Each non-employee director receives an annual grant of restricted stock having an aggregate value of approximately $100,000 on the date of each annual meeting of shareholders. The restrictions lapse on the one-year anniversary date of the grant.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 3 on your proxy card)

The Purpose of the Say-on-Pay Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables Digimarc shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This advisory vote on executive compensation is referred to as a “say-on-pay vote.” Digimarc offers shareholders a say-on-pay vote every year.

How to Learn More About Digimarc’s Executive Compensation Program

We encourage shareholders to read the “Executive Compensation” and “Compensation Disclosure and Analysis” sections of this proxy statement for a more detailed discussion of our compensation program and policies, the compensation and governance-related actions taken in 2021 and 2022, and the compensation awarded to our named executive officers.

Mr. McCormack is now entering the first full year as CEO of the Corporation, having succeeded Bruce Davis as CEO on April 12, 2021, upon Mr. Davis’s retirement. Mr. McCormack received an interim compensation package for the balance of 2021. That package and the material changes in his compensation that were made for 2022 are summarized in the CD&A. The executive officers are also compensated in a manner consistent with the processes and philosophy set forth below.

Digimarc’s Process to Determine Fair Compensation and Conduct Shareholder Outreach

For 2021, the Compensation and Talent Management Committee made four principal changes to the Company’s executive compensation practices from prior years: (1) expanded efforts to engage our shareholders about their concerns and advice on executive compensation, and brought that information back into the review and analysis of the Committee, (2) retained a new outside independent compensation consultant, (3) added a material performance-based annual incentive bonus to the compensation plan for all named executive officers in place of certain long-term incentive pay, and (4) recruited new members to the Compensation and Talent Management Committee to represent the interests of the shareholders. The Compensation and Talent Management Committee has expanded upon these interim steps during the course of the year, has retained a new compensation consultant to help determine CEO and executive compensation for 2022, and has largely revamped the executive compensation program to expand the amounts and performance-based features of all plans.

During 2021, the Company improved and expanded its outreach efforts to shareholders, both by corporate insiders and an outside consultant. The Company retained Alliance Advisors, a multi-faceted shareholder communications firm, to advise on how to improve our shareholder outreach and communication program. As a result, the Committee charged its members, Company executives and Alliance Advisors to inform our shareholders of changes proposed to and implemented in the executive compensation program, seek their advice and counsel regarding those changes, bring that information into the process, and periodically engage shareholders in ongoing communications. Based on the successful launch in 2021, that program has been retained and expanded for 2022.

In both 2021 and 2022, our shareholders favored placing a significant portion of each named executive officer’s compensation “at risk” and having more performance-based elements of compensation with both financial and operational elements. Several shareholders also recommended governance changes discussed in that section of this proxy.

Effect of the “Advisory Vote” Relating to Say-on-Pay

Digimarc requests shareholder approval of the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables).

Although this vote is advisory and non-binding on the Compensation and Talent Management Committee, the Board or the Company, the Board and the Compensation and Talent Management Committee, which are responsible for designing and administering Digimarc’s executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation policies and decisions for named executive officers.

What Vote is Required to “Win” the Advisory Vote

If a quorum is present, the compensation of Digimarc’s named executive officers will be approved on a non-binding basis if the votes cast in favor of this proposal exceed the votes cast opposing this proposal. However, the Company seeks a majority vote of more than 90% of the shares outstanding and voting in support of Digimarc’s pay practices.

Digimarc believes the compensation program for the named executive officers is instrumental in helping Digimarc achieve its strategic objectives and long-term financial performance. We ask for your support with a positive vote for the say-on-pay proposal.

The Board of Directors recommends a vote FOR the approval, on a non-binding basis, of the compensation of Digimarc’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Digimarc routinely publishes as part of its proxy the list of any shareholders that hold a beneficial interest of more than five percent of the outstanding shares of the corporation. These shareholders also provide filings of their ownership interest. The following table contains the list of the beneficial ownership of our common stock as of March 16, 2022, by:

•	each person or entity known by us to own beneficially more than five percent of our common stock;
•	our chief executive officer, our chief financial officer, our other named executive officers and each of our directors; and
•	all of our executive officers and directors as a group.

The beneficial ownership percentage is calculated based on 17,686,607 shares of our common stock outstanding as of March 16, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to securities. Institutional investors are listed because they own 5% or more of the shares outstanding. As of the Record Date, TCM|Strategic Partners L.P. and Altai Capital Management L.P. were the only investors that met that threshold. The listing of the executive officers and directors provide an indication of the amount of inside ownership that they hold. Together, the executive officers and directors hold a total of 23.33% of the shares outstanding. Finally, all employees of Digimarc are also shareholders in the Company. Insider ownership is one indication of alignment of the Company personnel and our shareholders.

Unless otherwise indicated, each person named in the table has sole voting power and investment power, or shares voting and investment power with their spouse under applicable community property laws, with respect to all shares of capital stock listed as owned by that person. Shares issuable upon the exercise of options that are currently exercisable or become exercisable within sixty days after March 16, 2022, are considered outstanding for the purpose of calculating the percentage of outstanding shares of our common stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares of our common stock held by any other individual. The address of each of the executive officers and directors is care of Digimarc Corporation, 8500 S.W. Creekside Place, Beaverton, Oregon 97008.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
TCM|Strategic Partners L.P. (1)	3,740,240	21.15%
26 Tahiti Beach Island Road
Coral Gables, Florida 33143

Altai Capital Management, L.P. (2)	989,291	5.59%
4675 MacArthur Court, Suite 1500
Newport Beach, California 92660

Named Executive Officers:
Riley McCormack	3,785,430	21.40%
Joel Meyer	84,602	*
Charles Beck	63,322	*
Robert Chamness (3)	46,752	*
Tony Rodriguez	44,151	*

Directors:
James T. Richardson	44,441	*
Andrew J. Walter	26,390	*
Alicia Syrett	16,351	*
Sandeep Dadlani	9,180	*
Ravi Kumar Singisetti	6,075	*
All executive officers and directors as a group (10 persons)	4,126,694	23.33%

*	Less than 1%.
(1)	This information is based solely on the Schedule 13DA filed by TCM Strategic Partners L.P. on December 16, 2020.
(2)	This information is based solely on the Schedule 13G filed by Altai Capital Management, L.P. on February 11, 2022.
(3)	This amount does not include 2,500 shares of Series A Redeemable Nonvoting Preferred Stock awarded to Mr. Chamness in August of 2008.

OTHER MATTERS

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and changes in their beneficial ownership of our common stock and other equity securities with the SEC and The Nasdaq Stock Market. Based solely on a review of reports that we received and on written representations from reporting persons regarding compliance, we believe that all Section 16(a) transactions were reported on a timely basis in 2021, except as follows:

There were three sets of late filing of Forms 3 and 4 for new Directors in 2021, primarily due to delays in getting Edgar codes from the SEC: Sheela Zemlin (onboard 2/22/2021); Sandeep Dadlani (onboard 3/12/2021); and Ravi Kumar Singisetti (onboard 6/28/2021). A Form 4 for Sandeep Dadlani relative to stock transactions in May 2021 was also filed late due to notification and pre-clearance process errors that have since been ameliorated.

SHAREHOLDER PROPOSALS

Requirements for Shareholder Proposals to be Brought Before an Annual Meeting

Pursuant to our Bylaws, a shareholder nomination of one or more persons for election to the Board of Directors and the proposal of other business to be considered by shareholders must be timely noticed to the Corporate Secretary of Digimarc to be considered properly brought before an Annual Meeting by a shareholder. To be timely for the 2023 Annual Meeting of Shareholders, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices no earlier than January 13, 2023, and no later than February 12, 2023.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than Digimarc’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 14, 2023.

Requirements for Shareholder Proposals to be Considered for Inclusion in our Proxy Materials

Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at our 2023 Annual Meeting of Shareholders must be received by us not later than November 29, 2022, in order to be considered for inclusion in our proxy materials for that meeting.

Discretionary Authority

The proxies to be solicited by us through our Board of Directors for the 2023 Annual Meeting of Shareholders will confer discretionary authority on the proxy holders to vote on any shareholder proposal presented at the Annual Meeting if we fail to receive notice of the shareholder’s proposal for the meeting by February 12, 2023.

ANNUAL MEETING MATERIALS

Single and Multiple Mailings

If you requested a print version of our proxy materials and share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of our proxy materials now or in the future, we will promptly deliver a separate copy of these materials to you upon written or oral request made to us at: Digimarc Corporation, Attn: Investor Relations, 8500 S.W. Creekside Place, Beaverton, OR 97008, Phone: +1 503-469-4800, Fax: +1 503-469-4771. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write to us at the above address or fax number to request delivery of a single copy of these materials. We ask you to consider the environment in deciding the necessity of these requests.

Form 10-K

Every year, Digimarc prepares and files with the Securities Exchange Commission our Annual Report on Form 10-K for that calendar year. We will provide, without charge upon the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, as we have filed with the SEC. Written requests should be mailed to Robert P. Chamness, Secretary, Digimarc Corporation, 8500 S.W. Creekside Place, Beaverton, Oregon 97008. We ask you to consider the environment in deciding the necessity of these requests.

Other Materials

All materials filed by us with the SEC can be obtained through the SEC’s website at www.sec.gov.

OTHER BUSINESS TO COME BEFORE THE MEETING

The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the shareholders arise, the proxy card gives authority to the persons listed on the card to vote at their discretion.

A MESSAGE FROM OUR CEO

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. We urge you to promptly vote your shares as directed in the proxy card, voting instruction card or notice of internet availability of our proxy materials. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

Your vote is important to us. Thank you for your continuing ownership and support of Digimarc Corporation.

By Order of the Board of Directors,

Riley McCormack

Chief Executive Officer

Beaverton, Oregon

March 29, 2022

Notice of 2022 Annual Meeting of Shareholders & Proxy Statement

Digimarc Corporation
8500 SW Creekside Place,
Beaverton, OR 97008 USA
T: +1 800 DIGIMARC (344 4627)
F: +1 503 469 4777

info@digimarc.com
www.digimarc.com

© 2022 Digimarc Corporation

ABOUT DIGIMARC CORPORATION

Digimarc is a global leader in product digitization, delivering business value across industries through unique identifiers and cloud-based solutions. A trusted partner in deterring digital counterfeiting of global currency for more than 20 years, Digimarc illuminates a product's journey to provide intelligence and promote a prosperous, safer, and more sustainable world. With Digimarc, you can finally see everything. And when you see everything, you can achieve anything. For more information, visit us at digimarc.com.

digimarc.com

Notice of 2021 Annual Meeting of Shareholders & Proxy Statement Focus on director refreshment and quality • Active Board refreshment – added three new directors • Robust Board and committee assessments • Focus on diversity and inclusion Read more about our corporate governance policies here. (www.digimarc.com/governance)

Digimarc Corporation 9405 SW Gemini Drive Beaverton, OR 97008 T: +1 800 DIGIMARC (344 4627) F: +1 503 469 4777 info@digimarc.com www.digimarc.com © 2021 Digimarc Corporation ABOUT DIGIMARC CORPORATION Digimarc Corporation (NASDAQ: DMRC) is a pioneer in the automatic identification of media, including packaging, other commercial print, digital images, audio and video. The Digimarc Platform provides innovative and comprehensive automatic identification software and services to simplify search, and transform information discovery through unparalleled reliability, efficiency and security. The Digimarc Platform enables applications that benefit retailers and consumer brands, national and state government agencies, media and entertainment industries, and others. Digimarc is based in Beaverton, Oregon with a growing supplier network around the world. Visit digimarc.com and follow us @digimarc to learn more about The Barcode of Everything(R).

Notice of 2021 Annual Meeting of Shareholders & Proxy Statement digimarc.com Focus on director refreshment and quality • Active Board refreshment – added three new directors • Robust Board and committee assessments • Focus on diversity and inclusion Read more about our corporate governance policies here. (www.digimarc.com/governance) Digimarc Corporation 9405 SW Gemini Drive Beaverton, OR 97008 T: +1 800 DIGIMARC (344 4627) F: +1 503 469 4777 info@digimarc.com www.digimarc.com © 2021 Digimarc Corporation ABOUT DIGIMARC CORPORATION Digimarc Corporation (NASDAQ: DMRC) is a pioneer in the automatic identification of media, including packaging, other commercial print, digital images, audio and video. The Digimarc Platform provides innovative and comprehensive automatic identification software and services to simplify search, and transform information discovery through unparalleled reliability, efficiency and security. The Digimarc Platform enables applications that benefit retailers and consumer brands, national and state government agencies, media and entertainment industries, and others. Digimarc is based in Beaverton, Oregon with a growing supplier network around the world. Visit digimarc.com and follow us @digimarc to learn more about The Barcode of Everything(R).

DIGIMARC

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VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 12, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

D74977-P66946 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

DIGIMARC CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) Alicia Syrett
02) Milena Alberti-Perez
03) Sandeep Dadlani
04) Kathleen (Katie) Kool
05) Ravi Kumar Singisetti
06) Riley McCormack
07) James T. Richardson
08) Andrew J. Walter

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D36935-P51082 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! DIGIMARC CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 DIGIMARC CORPORATION 2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Digimarc Corporation for the year ending December 31, 2021. 3. To approve, by non-binding vote, the compensation paid to our executive officers. 01) Bruce Davis 02) Sandeep Dadlani 03) Riley McCormack 0��) James T. Richardson 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. 0��) Alicia Syrett 0��) Andrew J. Walter 0��) Sheela Zemlin To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 4, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 4, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D36936-P51082 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the 2021 Annual Meeting of Shareholders, 2021 Proxy Statement, Proxy Card and 2020 Annual Report to Shareholders are available at www.proxyvote.com. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIGIMARC CORPORATION The undersigned hereby constitutes and appoints Bruce Davis and Charles Beck, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Digimarc Corporation Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 5, 2021, or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY. Continued and to be signed on reverse side